                                  SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant   [X]

Filed by a party other than the registrant   [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement.

[ ]   Confidential, For Use of the SEC Only (as permitted by Rule 14a-6(e)(2)).

[X]   Definitive Proxy Statement.

[ ]   Definitive Additional Materials.

[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                            LIFEPOINT HOSPITALS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

                  --------------------------------------------------------------

         (2)      Aggregate number of securities to which transaction applies:

                  --------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  --------------------------------------------------------------


                  --------------------------------------------------------------

         (4)      Proposed maximum aggregate value of transaction:

                  --------------------------------------------------------------

         (5)      Total fee paid:

                  --------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:

                  --------------------------------------------------------------

         (2)      Form, Schedule or Registration Statement No.:

                  --------------------------------------------------------------

         (3)      Filing Party:

                  --------------------------------------------------------------

         (4)      Date Filed:

                  --------------------------------------------------------------

                                [LIFEPOINT LOGO]


To Our Stockholders:

         You are cordially invited to attend the annual meeting of stockholders, which is to be held on Monday, May 14, 2001, at 10:00 a.m., local time, at the Nashville City Center, 511 Union Street, 25th Floor, Nashville, Tennessee. The following pages contain the formal notice of the annual meeting and our proxy statement which describe the specific business to be considered and voted upon at the annual meeting.

         If you are unable to attend the annual meeting in person, the meeting will be simultaneously broadcast live over the Internet. The listen-only web-simulcast of the meeting is available through our Website, www.lifepointhospitals.com. The web-simulcast will be available for replay for thirty (30) days after the meeting.

         It is important that your shares be represented at the meeting. Whether or not you expect to attend in person, we would greatly appreciate your efforts to return the enclosed proxy as soon as possible. If you decide to attend the annual meeting, you may withdraw your proxy should you wish to vote in person.

         We look forward to seeing you at the annual meeting.

                                              Sincerely yours,


                                              /s/ JAMES M. FLEETWOOD, JR.
                                              JAMES M. FLEETWOOD, JR.
                                              Chairman of the Board and
                                              Chief Executive Officer


                             YOUR VOTE IS IMPORTANT
                       PLEASE COMPLETE, SIGN AND DATE THE
                   ENCLOSED PROXY CARD AND RETURN IT PROMPTLY.

                            LIFEPOINT HOSPITALS, INC.
                           103 POWELL COURT, SUITE 200
                           BRENTWOOD, TENNESSEE 37027

                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD MONDAY, MAY 14, 2001

                              --------------------

         Notice is hereby given that the annual meeting of stockholders of LifePoint Hospitals, Inc. will be held on Monday, May 14, 2001, at 10:00 a.m., local time, at the Nashville City Center, 511 Union Street, 25th Floor, Nashville, Tennessee, for the following purposes:

         (1)      To elect two nominees as Class II directors of the Company;

         (2)      To approve the Company's 1998 Long-Term Incentive Plan;

         (3) To approve an amendment to the Company's 1998 Long-Term Incentive Plan increasing the number of shares of common stock authorized thereunder from 5,425,000 to 7,125,000;

         (4) To ratify the appointment of Ernst & Young LLP as independent auditors to audit the consolidated financial statements of the Company and its subsidiaries for the year ending December 31, 2001; and

         (5) To transact such other business as may properly come before the meeting or any adjournments thereof.

         Only stockholders of record at the close of business on March 23, 2001 will be entitled to notice of and to vote at the annual meeting or any adjournment thereof.

         The enclosed proxy statement contains more information regarding matters to be voted on at the annual meeting. Please read the proxy statement carefully.

Dated: April 11, 2001

                                       By Order of the Board of Directors,


                                       /s/ WILLIAM F. CARPENTER III
                                       WILLIAM F. CARPENTER III
                                       Senior Vice President, General Counsel
                                       and Secretary

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, TO ASSURE THE PRESENCE OF A QUORUM, PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED, POSTAGE-PAID ENVELOPE. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY SHOULD YOU WISH TO VOTE IN PERSON.

                            LIFEPOINT HOSPITALS, INC.

                              --------------------

                                 PROXY STATEMENT
                                     FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 14, 2001

                              --------------------

         This proxy statement is furnished to the holders of common stock of LifePoint Hospitals, Inc. in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the annual meeting of stockholders of the Company to be held on Monday, May 14, 2001, at 10:00 a.m., local time, at the Nashville City Center, 511 Union Street, 25th Floor, Nashville, Tennessee, and at any adjournments or postponements thereof.

         Only the holders of common stock of record at the close of business on March 23, 2001 will be entitled to vote at the annual meeting. On such date, 34,742,766 shares of common stock were outstanding and entitled to vote. Each stockholder is entitled to one vote per share held of record on the record date. This proxy statement and the accompanying proxy are first being mailed on or about April 11, 2001.

         A majority of the shares of common stock entitled to vote, represented in person or by proxy, is required to constitute a quorum. If a quorum is not present at the time of the annual meeting, the stockholders entitled to vote, present in person or represented by proxy, shall have the power to adjourn the meeting until a quorum shall be present or represented by proxy. Any meeting of stockholders may be adjourned from time to time, whether or not a quorum is present, by the affirmative vote of a majority of the votes present and entitled to be cast at the meeting, or by the officer of the Company presiding over the meeting, or by the Board of Directors.

         All shares of common stock represented at the annual meeting by properly executed proxies received prior to or at the annual meeting and not properly revoked will be voted at the annual meeting in accordance with the instructions indicated thereon. If no specification is made, the proxies will be voted in the following manner:

         (1)      FOR the election of both nominees as directors of the Company;

         (2)      FOR the approval of the Company's 1998 Long-Term Incentive
                  Plan;

         (3) FOR the approval of the proposed amendment to the Company's 1998 Long-Term-Incentive Plan; and

         (4) FOR ratification of the appointment of Ernst & Young LLP as independent auditors of the Company.

         Directors must be elected by a plurality of votes of the shares present (in person or by proxy) and entitled to vote at the annual meeting if a quorum is present. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum at the annual meeting, but will not have the effect of voting in opposition to a director.

         All matters other than the election of directors shall be determined based upon the vote of the majority of shares present (in person or by proxy) and entitled to vote at the annual meeting if a quorum is present. Abstentions will have the effect of a vote against such proposals. If a broker does not receive voting instructions from the beneficial owner of shares on a particular matter and indicates on the proxy that it does not have discretionary authority to vote on that matter, those shares will be considered as present and entitled to vote with respect to that matter, but will not be counted in the number of votes cast "for" or "against" the matter.

         All expenses of the annual meeting, including the cost of soliciting proxies, will be paid by the Company. The Company may reimburse persons holding shares in their names for others, or holding shares for others who have the right to give voting instructions, such as brokers, banks, fiduciaries and nominees, for such persons' reasonable expenses in forwarding the proxy materials to their principals.

         Any stockholder giving a proxy may revoke it by delivering a written notice of the revocation to the Secretary of the Company at 103 Powell Court, Suite 200, Brentwood, Tennessee 37027 prior to the annual meeting, by submitting to the Company a more recently dated proxy or by attending the annual meeting and voting at any time before it is exercised.


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

PROPOSAL 1:       ELECTION OF DIRECTORS

         The Company's certificate of incorporation provides that the Board of Directors shall consist of not less than three nor more than 15 directors as established by the Board of Directors. The size of the Board of Directors has been established at six directors. The certificate of incorporation also provides that the Board of Directors shall be divided into three classes of as nearly equal size as possible. One-third of the directors are elected each year. The Board of Directors has nominated the two individuals named below under the caption "Nominees for Election" for election as directors to serve until the annual meeting of stockholders in 2004 or until their successors have been elected and qualified.

REQUIRED VOTE

         Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. The Company's certificate of incorporation does not provide for cumulative voting and, accordingly, the holders of the Company's common stock do not have cumulative voting rights with respect to the election of directors. Consequently, each stockholder may cast one vote per share for each nominee. Unless a proxy specifies otherwise, the persons named in the proxy will vote the shares covered thereby FOR the nominees designated by the Board of Directors listed below. Should any nominee become unavailable for election, an event not now anticipated, shares covered by a proxy will be voted for a substitute nominee selected by the current Board of Directors.

                              NOMINEES FOR ELECTION
                       CLASS II - TERM WILL EXPIRE IN 2004

DEWITT EZELL, JR.
Age -- 62
Director since May 1999

         DeWitt Ezell, Jr. served as State President, BellSouth Corporation from January 1995 until his retirement on April 30, 1999. Mr. Ezell is a director of BlueCross BlueShield of Tennessee.

WILLIAM V. LAPHAM
Age -- 62
Director since May 1999

         William V. Lapham acted as Chief Financial Officer of Uptons Department Stores, a division of American Retail Group, from January 1999 to June 1999. Prior to that time, Mr. Lapham served as a partner at Ernst & Young LLP for 26 years until his retirement on September 30, 1998. He was a member of the Ernst & Young International Council until December 31, 1997. Mr. Lapham is a director of Renal Care Group, Inc. and Avado Brands, Inc.


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

                              CONTINUING DIRECTORS

         The persons named below will continue to serve as directors until the annual meeting of stockholders in the year indicated or until their successors are elected and take office. Stockholders are not voting at this annual meeting on the election of Class I and Class III directors. The following shows the names, ages and principal occupations of each continuing director and the year in which each was first elected to the Board of Directors.

                      CLASS III - TERM WILL EXPIRE IN 2002

JAMES M. FLEETWOOD, JR.
Age-- 53
Director since June 2000

         James M. Fleetwood, Jr. has been the Chairman and Chief Executive Officer of LifePoint since his appointment to those positions on June 8, 2000. Mr. Fleetwood has served as the President and Chief Operating Officer of LifePoint since May 11, 1999. From January 1, 1998 until May 11, 1999, Mr. Fleetwood served as President of the America Group of HCA - The Healthcare Company. Mr. Fleetwood served as President of the Florida Group of HCA from May 1996 to January 1, 1998; President of the North Florida Division of HCA from April 1995 to May 1996; and as Regional Vice President of Healthtrust, Inc. - The Hospital Company prior thereto.

RICHARD H. EVANS
Age -- 56
Director since June 2000

         Richard H. Evans serves as Chairman of Evans Holdings, a real estate investment and real estate services company. Prior to forming Evans Holdings, Mr. Evans served as President and Chief Executive Officer for Huizenga Sports and Entertainment Group, a sports and entertainment ownership and management company, and President and Chief Operating Officer of Florida Panthers Holdings, a sports and entertainment ownership and management company, from November 1996 to April 1998. Prior to that time, he was Chief Operating Officer of Gaylord Entertainment Group, a diversified entertainment, communications and hospitality company, from April 1993 to October 1996.

                       CLASS I - TERM WILL EXPIRE IN 2003

RICKI TIGERT HELFER
Age-- 56
Director since May 1999

         Ricki Tigert Helfer is currently an Associate Professor of Law at American University's Washington College of Law. Ms. Helfer was a non-resident Senior Fellow at the Brookings Institution from February 1998 to July 1999. Since June 1997, Ms. Helfer has been a consultant in the field of International Banking. Prior to that time, she was the Chairman of the Board of Directors and Chief Executive Officer of the Federal Deposit Insurance Corporation from October 1994 to June 1997; and a partner at Gibson, Dunn & Crutcher prior thereto.

JOHN E. MAUPIN, JR., D.D.S.
Age-- 54
Director since May 1999

         John E. Maupin, Jr., D.D.S. has been the President of Meharry Medical College since July 1994 and served as the Executive Vice President of Morehouse School of Medicine prior thereto. Dr. Maupin is a director of Pinnacle Financial Partners, Inc., North American Funds, Monarch Dental Corp. and USLIFE Income Fund, Inc.

INFORMATION REGARDING THE BOARD OF DIRECTORS

         The Board of Directors held six meetings during 2000, including regular and special meetings. Each incumbent director attended at least 75% of the meetings of the Board of Directors and committees thereof on which the director serves.

         The LifePoint Board of Directors has a number of standing committees, including an Audit and Compliance Committee and a Compensation Committee.

         Audit and Compliance Committee. The Audit and Compliance Committee reviews and makes reports and recommendations to the Board of Directors with respect to the selection of our independent auditors, the arrangements for and the scope of the audits to be performed by them and our internal audit activities, accounting procedures and controls and reviews our annual consolidated financial statements. The committee also monitors adherence to our regulatory compliance program. The members of the Audit and Compliance Committee are Ms. Helfer, Dr. Maupin and Messrs. Evans, Ezell and Lapham, with Mr. Lapham serving as chair. During 2000, the Audit and Compliance Committee held four meetings.

         Compensation Committee. The Compensation Committee is responsible for approving compensation arrangements for our executive management, reviewing compensation plans relating to officers, grants of options and other benefits under our employee benefit plans and reviewing generally our employee compensation policy. The members of the Compensation Committee are Ms. Helfer, Dr. Maupin and Messrs. Evans, Ezell and Lapham, with Mr. Ezell serving as chair. During 2000, the Compensation Committee held four meetings.

COMPENSATION OF DIRECTORS

         Directors who are employees of the Company receive no additional compensation for serving on the Company's Board of Directors. The annual retainer for outside directors who are neither officers nor employees of LifePoint is $18,000 and the board meeting fee is $1,500 per meeting. In addition to the annual retainer, DeWitt Ezell, Jr. received $10,000 in 2000 for his services as interim, non-executive Chairman of the Board following the death of Scott L. Mercy. Committee members receive a fee of $1,000 per meeting payable only for attendance at committee meetings not held in conjunction with a meeting of the Board of Directors. The chairperson of each Committee receives an additional $500 per meeting. Directors also are reimbursed for expenses incurred relating to attendance at meetings. Under the outside directors stock and incentive compensation plan, each non-employee director may elect to receive, in lieu of all or any portion, in multiples of 25%, of such director's annual retainer, deferred stock units, the payout of which, at the election of the director, may be deferred for two years or until the end of such director's term of office. The payment of deferred stock units will be made through the issuance of a stock certificate for a number of shares equal to the number of deferred stock units.

         Pursuant to the outside directors plan, each non-employee director receives a one-time grant of an option, as of a date selected by the Board, to acquire shares of LifePoint common stock, exercisable at the fair market value of LifePoint common stock on the date of grant, for a number of shares determined by the Board. Each of Ms. Helfer, Dr. Maupin and Messrs. Ezell and Lapham received on June 7, 1999 a one-time grant of an option to acquire 3,329 shares of LifePoint common stock, exercisable at the fair market value of LifePoint common stock on the date of grant. These one-time options become exercisable as to all of the shares covered by the option on the third anniversary of the date of grant. Each of Ms. Helfer, Dr. Maupin and Messrs. Ezell and Lapham also received on September 12, 2000 an additional one-time grant of an option to acquire 6,335 shares of LifePoint common stock, exercisable at the fair market value of LifePoint common stock on the date of grant. These one-time options were exercisable as to 1,416 of the shares covered by the option on the date of grant and become exercisable as to 696 of the shares on June 7, 2001 and the remaining 4,223 shares on June 7, 2002. The Company granted the options on September 12, 2000 to correct an error in the calculation of the number of shares subject to options that were to be granted to the directors in connection with LifePoint's spin-off from HCA.

         Mr. Evans joined the Board on May 12, 2000 and received a one-time grant of an option to acquire 3,622 shares of LifePoint common stock, exercisable at the fair market value of LifePoint common stock on the date of grant. This one-time option becomes exercisable as to all of the shares covered by the option on the third anniversary of the date of grant. Mr. Evans also received on July 19, 2000 an additional one-time grant of an option to acquire 1,484 shares of LifePoint common stock, exercisable at the fair market value of LifePoint common stock on the date of grant. This one-time option was exercisable as to one-third of the shares covered by the option on the date of grant and each of the two next succeeding anniversaries of the date of grant.

         Each person who is a non-employee director on the day of the annual meeting of LifePoint's stockholders will be granted on a date to be selected by the LifePoint Board of Directors an option to acquire shares of LifePoint common stock, exercisable at the fair market value of LifePoint common stock on the date of grant, for a number of shares to be determined by the LifePoint Board of Directors. The annual options will become exercisable as to one-third of the shares covered by the option on the date of grant and each of the two next succeeding anniversaries of the date of grant. Upon the occurrence of a change in control of LifePoint, each outstanding option shall become fully and immediately exercisable.

             THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS
                  VOTE FOR THE ELECTION OF BOTH OF THE PROPOSED
                  CLASS II NOMINEES TO THE BOARD OF DIRECTORS.

PROPOSAL 2:       APPROVAL OF THE COMPANY'S 1998 LONG-TERM INCENTIVE PLAN

         Set forth below is a description of the Company's 1998 Long-Term Incentive Plan (the "Incentive Plan") which was approved by the LifePoint Board of Directors and also by the LifePoint stockholders prior to LifePoint's spin-off from HCA. Since approval of the Incentive Plan occurred prior to the spin-off, re-approval is required at this time under Section 162(m) of the Internal Revenue Code (the "Code"). Stockholder approval ensures that all future compensation earned under the Incentive Plan qualifies as "performance-based pay" for purposes of Section 162(m) so that such compensation is fully deductible for tax purposes by the Company. A more detailed discussion of
Section 162(m) is contained in the Compensation Committee Report on Executive Compensation elsewhere in this proxy statement.

         The Board of Directors believes that the Incentive Plan constitutes a key component of the Company's executive recruitment and expansion programs. The Incentive Plan promotes the interests of the Company and its stockholders by strengthening the Company's ability to attract, motivate, and retain personnel upon whose judgement, initiative, and efforts the financial success and growth of the business of the Company largely depends. Awards pursuant to the Incentive Plan offer such personnel additional incentives to put forth maximum efforts for the success of the business, and afford them an opportunity to acquire a proprietary interest in the Company through stock ownership and other rights. The following brief description and explanation of the plan is qualified in its entirety by reference to the full text of the Incentive Plan, a copy of which is attached as Appendix A.

GENERAL DESCRIPTION OF PLAN

         The Incentive Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee may award grants of "incentive stock options," as defined in Section 422 of the Code ("incentive options"), stock options that do not qualify as incentive options ("nonqualified options"), stock appreciation rights ("SARs") restricted stock awards, performance awards, phantom stock awards, dividend equivalent awards, or any combination thereof. All employees of the Company and its subsidiaries and, in the case of awards other than incentive options, any consultant or independent contractor providing services to the Company or a subsidiary, are eligible to be granted awards under the Incentive Plan, as selected from time to time by the Compensation Committee. Awards of options and SARs to any person under the Incentive Plan cannot exceed 700,000 shares of common stock in any calendar year, and awards of restricted stock and performance awards cannot exceed 280,000 shares in a calendar year. The number of shares of common stock that are subject to an award, the vesting schedule and the exercise price of any option will be determined by the Compensation Committee in its discretion. However, with respect to incentive options, the exercise price may not be less than the fair market value of common stock on the date of grant (110% of fair market value for 10% stockholders) and the maximum term is ten years from the date of grant (five years for 10% stockholders). In addition, incentive options must terminate three months after the date on which a grantee ceases to be an employee of the Company or its subsidiaries (one year after death or disability).

         A total of 5,425,000 shares have been reserved for issuance under the plan. Of this total, approximately 245,000 shares are available for grant as of March 31, 2001. The Board of Directors adopted, subject to approval of the stockholders, an amendment to the Incentive Plan to increase the number of authorized shares of common stock that are available for incentive awards by 1,700,000 shares.

         The Compensation Committee may grant SARs in tandem with stock options to any optionee pursuant to the Incentive Plan or may grant SARs without any related option. Tandem SARs become exercisable only when and to the extent that the related options are exercisable, and they expire at the same time the related options expire. The exercise of an option results in the immediate forfeiture of any related SAR to the extent the option is exercised, and the exercise of a tandem SAR results in the immediate forfeiture of any related option to the extent the tandem SAR is exercised. Upon exercise of an SAR, the grantee will receive an amount in cash and/or shares of common stock equal to the fair market value of a share of common stock on the date of exercise and the exercise price of the option to which it relates, multiplied by the number of shares as to which the SAR is exercised.

         The Compensation Committee may award restricted stock subject to such conditions and restrictions, and for such duration as it determines in its discretion. Except as otherwise provided by the Compensation Committee, all restrictions will lapse at the time of the recipient's death, disability or retirement. Otherwise, restrictions lapse at the time set in an award, and the recipient is permitted to freely dispose of such vested shares. However, restricted stock cannot become fully vested unless the recipient performs services for at least one year. If a recipient's relationship with the Company terminates for any other reason, all restricted stock as to which the applicable restrictions have not lapsed will be forfeited immediately.

         The Compensation Committee may grant performance awards under which the recipient can earn cash payments ("performance units") or Company stock ("performance shares") upon achieving specified performance goals. The value of a performance award may be fixed or fluctuate on the basis of specified performance criteria. Performance awards are paid at the time that a recipient achieves performance goals that are set in advance by the Compensation Committee. The performance goals are generally set in accordance with performance criteria that are specified in the plan.

         The Compensation Committee may grant phantom stock awards under which the recipient receives the right to receive payment at the end of a fixed vesting period based on the value of a share of Company stock at the time of vesting. Phantom stock awards are subject to such restrictions and conditions as the Compensation Committee determines are appropriate. Payment is made in the form of cash, Company stock or a combination thereof, at the discretion of the Compensation Committee.

         The Compensation Committee may grant dividend equivalent awards under which the recipient is entitled to receive cash payments determined by reference to dividends declared on Company stock during the term of the award. Dividend equivalent awards may be granted on a stand-alone basis or in tandem with other awards under the Incentive Plan.

         All awards granted under the Incentive Plan become fully vested upon a change in the corporate control of the Company. With respect to performance awards, a recipient shall earn at least the amount that would have been earned if the performance period ended on the change in control of the Company.

         The Board may amend or terminate the Incentive Plan in its discretion, except that no amendment will become effective without approval of the Company's stockholders if such approval is necessary for continued compliance with the incentive option requirements of Section 422 of the Code, the performance-based compensation exception of Section 162(m) of the Code, or any stock exchange listing requirements. If not previously terminated by the Board, the Incentive Plan will terminate on November 4, 2008.

FEDERAL INCOME TAX CONSEQUENCES

         Tax consequences to the Company and to individuals receiving awards will vary with the type of award. Generally, a participant will not recognize income, and the Company is not entitled to take a deduction, upon the grant of an incentive option, a nonqualified option, SARs or restricted stock performance, phantom stock or dividend equivalent awards. An individual who exercises incentive options will not recognize income on exercise. However, the exercise of an incentive option does give rise to a preference under the alternative minimum tax rules. Provided that the participant holds the stock for at least two years after the incentive option is granted and one year after the date of exercise, the individual will be subject to capital gains tax on the difference between the price paid to exercise the incentive option and the fair market value of the Company stock at the time it is sold. However, if the stock is sold before the end of the holding period for incentive options, as described above, the sale is treated as a "disqualifying disposition" and the individual is taxed at ordinary income rates on the difference between the exercise price of the option and the fair market value of Company common stock at the time of sale.

         An individual will be taxed at the time he or she exercises a nonqualified option on the difference between the exercise price and the fair market value of Company stock at the time of exercise. This difference is taxed as ordinary compensation income. The individual's tax basis in Company stock acquired through a nonqualified option is the exercise price plus the amount of taxable income that is recognized. Any subsequent gain or loss on the sale of Company stock acquired through a nonqualified option is subject to capital gains tax treatment. Reduced capital gains rates apply if the stock is held for at least twelve months after exercise. Similar capital gains rules apply to a disqualifying disposition of stock acquired through an incentive option.

         The exercise of an SAR will result in ordinary income on the value of the SAR to the individual at the time of exercise. An individual will recognize ordinary income on the fair market value of the Company stock at the time shares of restricted stock become vested. Payments made under performance awards are taxable as ordinary income at the time an individual attains the performance goals and cash payments are made available under performance units or, if applicable, the performance shares become vested, based on the fair market value of Company stock at that time. Similarly, the value of cash or stock paid under phantom stock awards or dividend equivalent awards are taxable as ordinary income at the time payment is made by the Company. However, an individual may elect to be taxed at the time restricted stock or performance shares are granted under Section 83(b) of the Code.

         The Company is entitled to a tax deduction on the amount of ordinary income that the individual recognizes on the exercise of a nonqualified option or upon the disqualifying disposition of Company stock acquired through an incentive option. The Company does not obtain a tax deduction upon the grant of an option or the exercise of an incentive option. The Company generally is allowed to deduct from its taxable income an amount that corresponds to the ordinary income an individual recognizes with respect to options, SARs, restricted stock, performance shares, phantom stock awards or dividend equivalent awards at the same time the income is recognized by the individual.

NEW PLAN BENEFITS

         As grants to be awarded under the Incentive Plan are made entirely in the discretion of the Compensation Committee, the recipients, amounts and values of future benefits to be received pursuant to the Incentive Plan are not determinable.

REGISTRATION UNDER THE SECURITIES ACT OF 1933

         The Company has registered the common stock authorized for issuance under the Incentive Plan on a Registration Statement on Form S-8.

             THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS
                       VOTE FOR APPROVAL OF THE COMPANY'S
                         1998 LONG-TERM INCENTIVE PLAN.

PROPOSAL 3:       APPROVAL OF PROPOSED AMENDMENT TO THE COMPANY'S 1998 LONG-TERM
                  INCENTIVE PLAN

         The Board of Directors adopted, subject to approval of the stockholders, an amendment to the Company's 1998 Long-Term Incentive Plan to increase the number of authorized shares of common stock that are available for incentive awards by 1,700,000 shares. A description of the Incentive Plan can be found in Proposal 2 above. The following brief description and explanation of the amendment to the Incentive Plan is qualified in its entirety by reference to the full text of the amendment, a copy of which is attached as Appendix B.

DESCRIPTION OF PROPOSED AMENDMENT

         The amendment to the Incentive Plan provides for an increase in the number of shares of common stock available for issuance under the Incentive Plan from 5,425,000 to 7,125,000.

REASON FOR CHANGES

         The Board of Directors believes that this increase in shares under the Incentive Plan is necessary to enable the Company to operate a meaningful stock incentive program, a key component of the Company's executive recruitment and expansion programs. The Company strives to provide an outstanding work environment for its employees. Accordingly, the Company does not limit the grant of stock incentives to senior executives but rather provides stock incentives to a broad base of employees including corporate office personnel and hospital leadership. Of the 5,425,000 shares authorized for issuance under the Incentive Plan, approximately 245,000 are available for grant as of March 31, 2001.

         On March 28, 2001, the Company issued 3,680,000 shares of common stock in a public offering. Prior to the amendment to the Incentive Plan, and giving effect to the issuance of shares in the public offering, the number of shares authorized under the Incentive Plan constituted approximately 13% of the Company's outstanding stock on a fully-diluted basis. The increase will raise the percentage to approximately 16% of the Company's outstanding stock on a fully-diluted basis. The Board of Directors believes that this level is typical for hospital companies in the Company's peer group.

REGISTRATION UNDER THE SECURITIES ACT OF 1933

         The Company intends to register the additional shares of common stock authorized for issuance under the Incentive Plan on a Registration Statement on Form S-8 following approval of the amendment by the stockholders.

             THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS
               VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE
                    COMPANY'S 1998 LONG-TERM INCENTIVE PLAN.

PROPOSAL 4:       SELECTION OF INDEPENDENT AUDITORS

         Upon the recommendation of the Audit and Compliance Committee, our Board of Directors has appointed, subject to the approval of the stockholders, the firm of Ernst & Young LLP as independent auditors to audit the Company's consolidated financial statements for the year ending December 31, 2001. If the appointment of Ernst & Young LLP is not approved by the stockholders, the matter will be referred to the Audit and Compliance Committee for further review.

         It is anticipated that representatives of Ernst & Young LLP will attend the annual meeting and will have an opportunity to make a statement, if they determine to do so, and will be available to respond to questions at that time.

AUDIT FEES

         The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of LifePoint's annual financial statements for the fiscal year ended December 31, 2000, and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were approximately $301,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         The Company did not pay any financial information systems design and implementation fees to Ernst & Young LLP during the fiscal year ended December 31, 2000.

ALL OTHER FEES

         The aggregate fees billed by Ernst & Young LLP for professional services rendered during the fiscal year ended December 31, 2000, other than as stated above under the caption Audit Fees, were approximately $302,000.

         The Audit and Compliance Committee has considered the services covered under the caption All Other Fees and has determined that such services are compatible with maintaining the independence of Ernst & Young LLP.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE
         SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS TO AUDIT
          THE CONSOLIDATED FINANCIAL STATEMENTS OF THE COMPANY AND ITS
               SUBSIDIARIES FOR THE YEAR ENDING DECEMBER 31, 2001.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The following table sets forth certain information regarding beneficial ownership as of March 23, 2001 (unless otherwise indicated) by (i) each director, nominee for director and executive officer, (ii) each person known by the Company to be the beneficial owner of more than 5% of the common stock of the Company and (iii) all directors and executive officers as a group. Except as otherwise indicated, the beneficial owners listed below have sole voting and investment power with respect to all shares owned by them, except to the extent such power is shared by a spouse under applicable law.

                                                                                NUMBER OF              PERCENT OF
   NAME OF BENEFICIAL OWNER                                                       SHARES                  CLASS
                                                                                ----------             ----------
   LifePoint Hospitals, Inc. Retirement Plan(1)..............                    2,781,260                  8.0%
   AIM Management Group, Inc.(2).............................                    2,088,740                  6.0%
   Kenneth C. Donahey(3)(4)..................................                      341,806                    *
   James M. Fleetwood, Jr.(3)(4).............................                      331,882                    *
   William F. Carpenter III(3)(4)............................                      301,687                    *
   Neil D. Hemphill(3)(4)....................................                      181,952                    *
   Daniel S. Slipkovich(3)(4)(5).............................                      158,483                    *
   William M. Gracey(3)(4)(6)................................                      156,031                    *
   DeWitt Ezell, Jr.(3)(7)...................................                        8,156                    *
   William V. Lapham(3)(8)...................................                        6,283                    *
   Todd J. Kerr(3)(4)........................................                        5,719                    *
   Ricki Tigert Helfer(3)(7).................................                        5,472                    *
   Roberto G. Pantoja(3)(4)..................................                        4,794                    *
   Dr. John E. Maupin, Jr., D.D.S.(3)(7).....................                        4,639                    *
   Richard H. Evans(3).......................................                          494                    *
   All directors and executive officers as a group (13
   persons)(3)(4)(5)(6)(7)(8)................................                    1,507,398                  4.2%

--------------

*Less than one percent.

(1) The ownership for the Employee Stock Ownership Plan component of the LifePoint Hospitals, Inc. Retirement Plan is based on information contained in the Schedule 13G dated January 19, 2001, filed with the SEC. The address of the Plan is c/o U.S. Trust Company, National Association, 515 S. Flower Street, #2800, Los Angeles, California 90071.
(2) The ownership given for AIM Management Group, Inc., on behalf of itself and its wholly owned subsidiaries, AIM Advisors, Inc. and AIM Capital Management, Inc. is based on information contained in the Schedule 13G dated February 9, 2001, filed with the SEC. The address of AIM is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.
(3) Includes shares that are issuable by options that are exercisable within 60 days (Mr. Donahey, 185,112; Mr. Fleetwood, 184,079; Mr. Carpenter, 154,878; Mr. Hemphill, 111,859; Mr. Slipkovich, 81,839; Mr. Gracey, 81,849; Mr. Pantoja, 946; Mr. Kerr, 4,300; Mr. Ezell, 3,733;
         Mr. Lapham, 3,733; Ms. Helfer, 3,733; Dr. Maupin, 3,733; and Mr. Evans,
         494).
(4) Includes shares indirectly owned through the Company's retirement plan (Mr. Donahey, 1,257; Mr. Fleetwood, 786; Mr. Carpenter, 468; Mr. Hemphill, 689; Mr. Slipkovich, 777; Mr. Gracey, 695; Mr. Pantoja, 942; and Mr. Kerr, 325). Share amounts are estimates based on unit accounting and based upon a March 23, 2001 value of $29.63 per share.
(5) Includes 98 shares held by Mr. Slipkovich's wife, as to which he disclaims beneficial ownership.
(6) Includes 55 shares and options to purchase 416 shares held by Mr. Gracey's wife, as to which he disclaims beneficial ownership.
(7) Mr. Ezell has sole voting power to 1,852 shares. The remaining 2,571 shares listed for Mr. Ezell, the 1,739 shares listed for Ms. Helfer and the 906 shares listed for Dr. Maupin represent Deferred Stock Units payable in common stock, granted under our Outside Directors Stock and Incentive Compensation Plan. (8) Includes 1,250 shares held by Mr. Lapham's wife, as to which he disclaims beneficial ownership.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors and persons who own more than 10% of a registered class of the Company's securities to file reports of ownership and changes in ownership with the SEC.

         Based solely on a review of copies of reports filed with the SEC and written representations from certain of the Company's directors and executive officers that no other reports were required, the Company notes that Daniel S. Slipkovich filed a report on Form 5 after inadvertently failing to report in a timely manner the ownership of 98 shares of common stock by his wife. The Company also notes that Richard H. Evans filed a report on Form 3 after inadvertently failing to report in a timely manner his appointment to the Board of Directors.

                             EXECUTIVE COMPENSATION


         The information under this heading relates to the compensation paid to each person who served as the Company's Chief Executive Officer during the year and the four executive officers of LifePoint who were, based on such compensation, the most highly compensated executive officers for the year ended December 31, 2000 (hereinafter, collectively referred to as the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG-TERM
                                                     ANNUAL COMPENSATION (1)         COMPENSATION
                                                   --------------------------        ------------
                                                                                      SECURITIES
                                                                                      UNDERLYING        ALL OTHER
                                                     SALARY           BONUS             OPTIONS        COMPENSATION
NAME AND PRINCIPAL POSITION            YEAR            ($)             ($)                (#)               ($)
---------------------------            ----        ----------       ---------        ------------      ------------
Scott L. Mercy.....................    2000        $135,137(2)      $      --                --         $  4,121(3)
Former Chairman and Chief              1999         198,694(4)        150,512           599,512            3,588(3)
Executive Officer

James M. Fleetwood, Jr.............    2000        $313,274         $ 192,500            80,000         $  2,687(3)
Chairman, Chief Executive Officer,     1999         180,200(4)         74,237           418,957            2,675(3)
Chief Operating Officer and
President

Kenneth C. Donahey.................    2000        $264,592         $ 115,500                --         $  4,121(3)
Executive Vice President and Chief     1999         176,327(4)         74,237           419,990            3,588(3)
Financial Officer

William M. Gracey..................    2000        $225,724         $  99,000                --         $  4,121(3)
Division President                     1999         149,826(4)         65,433           187,288(5)         3,418(3)

Daniel S. Slipkovich...............    2000        $226,022         $  99,000                --         $  2,687(3)
Division President                     1999         149,703(4)         63,932           187,278           86,675(6)

William F. Carpenter III............   2000        $234,677         $ 103,840                --         $  2,687(3)
Senior Vice President, General         1999         147,742(4)         64,834           359,756            2,806(3)
Counsel and Secretary

--------------

(1) Perquisites and other personal benefits did not exceed the lesser of either $50,000 or 10% of the total of annual salary and bonus for any Named Executive Officer.
(2) Reflects amounts that Mr. Mercy received prior to his death on May 30, 2000.
(3)      Contributions under the Company's Retirement Plan.
(4) The Company first became a separate, publicly-traded company effective May 11, 1999, the date of the distribution of all of the issued and outstanding common stock of LifePoint to the stockholders of HCA. However, the Company assumed payroll obligations for LifePoint employees effective May 1, 1999. Accordingly, the compensation reported covers only the compensation of fiscal year 1999 beginning May 1, 1999. The Named Executive Officers did not earn any compensation from LifePoint prior to May 1, 1999, and the table does not include compensation paid by HCA prior to May 1, 1999.
(5) Includes options to purchase 416 shares originally granted by HCA to Mr. Gracey's wife, as to which Mr. Gracey disclaims beneficial ownership.
(6) Includes contributions of approximately $2,675 under the Company's Retirement Plan and a one-time payment of $84,000 to compensate Mr. Slipkovich for a reduction in salary at the time of the distribution described in Note 4.

         The following table sets forth information concerning the stock options granted to the Named Executive Officers in 2000.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                     INDIVIDUAL GRANT
                                  ----------------------------------------------------------       POTENTIAL REALIZABLE VALUE
                                  NUMBER OF        PERCENT OF                                               AT ASSUMED
                                  SECURITIES      TOTAL OPTIONS                                       ANNUAL RATES OF STOCK
                                  UNDERLYING        OPTIONS                                          PRICE APPRECIATION FOR
                                   OPTIONS         GRANTED TO       EXERCISE OF                           OPTION TERM(1)
                                   GRANTED        EMPLOYEES IN      BASE PRICE    EXPIRATION       --------------------------
            NAME                     (#)          FISCAL YEAR         ($/SH)         DATE            5% ($)          10%($)
            ----                  ----------      -------------     -----------   ----------       ----------      ----------
Scott L. Mercy ............           --               --                --               --               --              --
James M. Fleetwood, Jr.....       80,000(2)         30.69%           $24.25        7/19/2010       $1,220,056      $3,091,860
Kenneth C. Donahey.........           --               --                --               --               --              --
William M. Gracey..........           --               --                --               --               --              --
Daniel S. Slipkovich.......           --               --                --               --               --              --
William F. Carpenter III...           --               --                --               --               --              --

--------------

(1) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term and based upon assumed rates of appreciation in the market price of the common stock of 5% and 10% compounded annually from the date of grant to the expiration date. Actual gains, if any, upon the exercise of stock options will depend on the future performance of the common stock and the date on which the options are exercised.
(2) Options were granted pursuant to the 1998 Long-Term Incentive Plan and become exercisable in four (4) equal installments on July 19, 2001, July 19, 2002, July 19, 2003 and July 19, 2004.

         The following table provides certain information with respect to the Named Executive Officers concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the fiscal year:

                    AGGREGATED OPTION EXERCISES IN LAST YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                                     NUMBER OF SECURITIES                    VALUE OF
                                                                    UNDERLYING UNEXERCISED             UNEXERCISED IN-THE
                                                                       OPTIONS AT FISCAL             MONEY OPTIONS AT FISCAL
                                                                          YEAR-END(#)                     YEAR-END($)(1)
                                                                 ----------------------------    ------------------------------
                                   SHARES
                                 ACQUIRED ON        VALUE
            NAME                 EXERCISE(#)     REALIZED($)     EXERCISABLE    UNEXERCISABLE    EXERCISABLE      UNEXERCISABLE
            ----                 -----------   --------------    -----------    -------------    -----------      -------------
Scott L. Mercy................   599,512(2)    $11,156,658(2)           --              --                --                 --
James M. Fleetwood, Jr........        --                --         184,079         314,878        $7,277,431        $11,338,798
Kenneth C. Donahey............        --                --         184,586         234,878         7,311,595          9,268,798
William M. Gracey.............        --                --          81,849(3)      105,439         3,228,450          4,162,649
Daniel S. Slipkovich..........        --                --          81,839         105,439         3,235,491          4,162,649
William F. Carpenter III......        --                --         154,878         204,878         6,123,798          8,089,423

--------------
(1) The closing price for the LifePoint common stock, as reported by the Nasdaq National Market, on December 29, 2000 was $50.13. Value is calculated on the basis of the difference between the option exercise price and $50.13, multiplied by the number of shares of LifePoint common stock underlying the option.
(2) The estate of Mr. Mercy exercised all of the options held by Mr. Mercy on August 4, 2000.
(3) Includes options to purchase 416 shares owned by Mr. Gracey's wife, as to which Mr. Gracey disclaims beneficial ownership.

EMPLOYMENT AGREEMENT, TERMINATION OF EMPLOYMENT AGREEMENTS AND CHANGE-IN-CONTROL ARRANGEMENTS

     EMPLOYMENT AGREEMENT OF SCOTT L. MERCY

         LifePoint is the successor to the America Group, a division created by HCA in November 1997 to operate general, acute care hospitals located in non-urban areas. HCA established the America Group as an independent, publicly-traded company by distributing all outstanding shares of LifePoint to its stockholders on May 11, 1999 (the "Distribution").

         HCA entered into an employment agreement with Scott Mercy effective April 30, 1999, which LifePoint assumed and by which it became bound following the Distribution. Mr. Mercy served as Chairman of the Board and Chief Executive Officer of LifePoint prior to his death in May 2000. His annual base salary was $300,000, subject to review annually. Pursuant to the employment agreement, Mr. Mercy had the opportunity to earn an annual target bonus equal to not more than 100% of his base salary, based upon certain annual targets.

     EMPLOYMENT AGREEMENT OF JAMES M. FLEETWOOD, JR.

         LifePoint entered into an employment agreement with James M. Fleetwood, Jr., the Company's President and Chief Operating Officer since its inception, effective June 8, 2000. The employment agreement provides for a term of employment of three years with automatic one-year renewals on the second and each subsequent anniversary of the effective date of such employment agreement, absent notice of non-extension and subject to earlier termination as provided in the employment agreement. This agreement also provides that Mr. Fleetwood will serve as Chief Executive Officer, a director and Chairman of the Board of Directors of LifePoint at an annual base salary of $350,000, subject to review at least annually. Pursuant to the employment agreement, Mr. Fleetwood received a bonus of $192,500 (representing 55% of Mr. Fleetwood's base salary in effect on December 31, 2000) following the close of 2000. Effective for calendar year 2000, the employment agreement provides that Mr. Fleetwood will have an opportunity to earn an annual target bonus equal to not more than 100% of his base salary, based on annual targets. The target bonus for 2000 was established at 50% of Mr. Fleetwood's base salary.

         In the event that Mr. Fleetwood's employment is involuntarily terminated without "cause" or if he resigns with "good reason," each as defined in the employment agreement, Mr. Fleetwood will be entitled to payment of his earned but unpaid base salary, any earned but unpaid bonus for the calendar year that ended prior to termination, his benefit rights, payments for certain other accrued amounts and the costs of continued insurance coverage, continued monthly payments of his base salary from the date of termination until the second anniversary of such termination, and 50% of his base salary for each calendar year in which such termination occurs. In addition, Mr. Fleetwood will be entitled to certain payments if his employment is terminated for death or disability. In the event that Mr. Fleetwood's employment is terminated following the term of the employment agreement, in addition to his benefit rights and a lump-sum payment equal to his accrued payments, under certain circumstances, Mr. Fleetwood will be entitled to a pro rata portion of 50% of his then-current base salary. Mr. Fleetwood will be indemnified in the event that any payment or benefit provided to him under the employment agreement would subject Mr. Fleetwood to an excise tax under Section 4999 of the Internal Revenue Code.

         The employment agreement includes certain restrictive covenants for the benefit of LifePoint relating to non-disclosure by Mr. Fleetwood of LifePoint's confidential business information and trade secrets and non-competition by Mr. Fleetwood with regards to any business that is in competition with the hospitals owned by LifePoint.

     CERTAIN TERMINATION ARRANGEMENTS

         In July 1999, the Company established a severance policy for all of its full-time corporate employees, including the Named Executive Officers. The policy provides that if an employee is involuntarily terminated, except in certain specified circumstances, the employee is entitled to receive severance payments of up to one year's base compensation. The amount of the payments is based on the employee's compensation at the time of termination and the number of completed years of continuous employment.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee of the Board of Directors during 2000 consisted of Ms. Helfer, Dr. Maupin and Messrs. Evans, Ezell and Lapham. None of the members of the Compensation Committee have at any time been an officer or employee of the Company nor have any of the members had any relationship with the Company requiring disclosure by the Company.

EXECUTIVE OFFICERS OF THE COMPANY

         The following list identifies the name, age and position(s) with the executive officers of the Company:

NAME                                        AGE    POSITION WITH LIFEPOINT
----                                        ---    -----------------------
James M. Fleetwood, Jr...............       53     Chairman, Chief Executive Officer, Chief Operating
                                                   Officer and President
Kenneth C. Donahey...................       50     Executive Vice President and Chief Financial Officer
William F. Carpenter III.............       46     Senior Vice President, General Counsel and
                                                   Secretary
Neil D. Hemphill.....................       47     Senior Vice President of Administration and Human
                                                   Resources
William M. Gracey....................       47     Division President
Daniel S. Slipkovich.................       43     Division President
Todd J. Kerr.........................       38     Senior Vice President of Audit and Compliance
Roberto G. Pantoja...................       37     Vice President and Controller

         The term of each executive officer runs until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal. The following is a biographical summary of the experience of the executive officers of the Company who are not members of the Company's Board of Directors.

         Kenneth C. Donahey. Mr. Donahey has been an Executive Vice President of LifePoint since March 4, 2001 and Chief Financial Officer since May 11, 1999. Mr. Donahey served as a Senior Vice President of LifePoint from May 11, 1999 until March 4, 2001. From November 5, 1998 until May 11, 1999, Mr. Donahey served as Senior Vice President and Chief Financial Officer of the America Group of HCA. Mr. Donahey served as Senior Vice President and Controller of HCA from April 1995 through November 4, 1998; and as Senior Vice President and Controller of Healthtrust, Inc. - The Hospital Company prior thereto.

         William F. Carpenter III. Mr. Carpenter has been a Senior Vice President, General Counsel and Secretary of LifePoint since May 11, 1999. From November 16, 1998 until May 11, 1999, Mr. Carpenter served as General Counsel of the America Group of HCA. Mr. Carpenter served as a member of the law firm of Waller Lansden Dortch & Davis, A Professional Limited Liability Company through December 31, 1998.

         Neil D. Hemphill. Mr. Hemphill has been a Senior Vice President of Administration and Human Resources of LifePoint since May 11, 1999. From September 1, 1998 until May 11, 1999, Mr. Hemphill served as Senior Vice President of Administration and Human Resources of the America Group of HCA. Mr. Hemphill served as Senior Vice President of Human Resources of HCA from February 1994 to September 1, 1998; and as Vice President of Human Resources of Columbia Healthcare Corporation prior thereto.

         William M. Gracey. Mr. Gracey has been a Division President of LifePoint since May 11, 1999. From July 1998 until May 11, 1999, Mr. Gracey served as a Division President of the America Group of HCA. Mr. Gracey served as President of Operations Support for the Atlantic Group of HCA from January 1998 through June 1998; Division President of HCA from September 1995 to December 1997; Chief Operating Officer of the Pacific Division of HCA from February 1995 to September 1995; and as Chief Executive Officer of other facilities of Hospital Corporation of America prior thereto.

         Daniel S. Slipkovich. Mr. Slipkovich has been a Division President of LifePoint since May 11, 1999. From October 1998 until May 11, 1999, Mr. Slipkovich served as a Division President of the America Group of HCA. Mr. Slipkovich served as Chief Financial Officer of the America Group of HCA from January 1998 to October 1998; Chief Financial Officer and Vice President of the Florida Group of HCA from July 1996 to December 1997; Chief Financial Officer and Vice President of the North Florida Division of HCA from April 1995 to June 1996; and as Regional Assistant Vice President of Healthtrust, Inc. - The Hospital Company prior thereto.

         Todd J. Kerr. Mr. Kerr has been a Senior Vice President of Audit and Compliance of LifePoint since March 4, 2001. From May 11, 1999 until March 4, 2001, Mr. Kerr served as Vice President of Audit and Compliance of LifePoint. Mr. Kerr served as Director of Compliance for HCA for April 1998 until May 1999. From January 1995 to April 1998, Mr. Kerr served as Senior Manager of Internal Audit at BlueCross BlueShield of Tennessee.

         Roberto G. Pantoja. Mr. Pantoja has been a Vice President and the Controller of LifePoint since May 11, 1999. From January 1995 until May 1999, Mr. Pantoja served as the Director of Financial Reporting of HCA.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         Decisions on compensation for the Company's executives are made by the Compensation Committee of the Board of Directors. Each member of the Compensation Committee is a non-employee director. No member of the Compensation Committee is a current or former employee or officer of the Company or any of its affiliates. The Compensation Committee is responsible for approving compensation arrangements for executive management of the Company, reviewing compensation plans relating to officers, grants of options and other benefits under the Company's employee benefit plans and reviewing generally the Company's employee compensation policy. Pursuant to certain rules of the SEC designed to enhance disclosure of corporate policies toward executive compensation, set forth below is a report submitted by the Compensation Committee.

COMPENSATION PHILOSOPHY AND POLICIES OF EXECUTIVE OFFICERS

         This report is submitted by the Compensation Committee pursuant to the rules adopted by the SEC which require disclosure with respect to compensation policies applicable to the Company's executive officers (including the Named Executive Officers), and with respect to the basis for the compensation of Scott
L. Mercy and James M. Fleetwood, Jr. as the Company's Chief Executive Officers for 2000. As an independent public company, the Company is able to provide equity-based compensation and incentives to enable it to retain and recruit senior management and motivate employees throughout the organization.

         The Committees' general philosophy is that executive officer compensation should

         - Promote stockholder returns by linking compensation with an appropriate balance of near- and long-term objectives and strategies;

         -        Be competitive within the Company's industry and community;
                  and

         - Attract, retain, motivate and reward individuals with the experience and skills necessary to promote the Company's success.

         Consistent with these objectives, the Company adopted its current executive compensation programs. The Committee retained an executive compensation consultant to prepare a report that included a comprehensive analysis of total direct compensation and its individual components relative to competitive market data for certain of the Company's executive officer positions.

ANNUAL COMPENSATION

         Considering all of the forgoing, the Company's executive compensation program consists of three basic elements: base salary, near-term incentives in the form of annual cash bonuses, and long-term incentives in the form of non-qualified stock options.

     Base Salaries. The base salaries of the Named Executive Officers are listed in the Summary Compensation Table found under "Executive Compensation" in this Proxy Statement. These salaries and the salaries of the other executive officers are evaluated annually. The Company believes that base salary ranges should reflect the competitive employment market for comparable positions in comparable organizations. Individual base salary levels are established based on these guidelines, considering any unique roles and responsibilities and/or the performance of the individual.

         Annual Incentives. Annual cash bonuses are intended to motivate executive officers to achieve pre-determined near-term financial and qualitative objectives consistent with the Company's overall business strategies. These bonus opportunities were structured as potential cash awards under the Company's Annual Cash Bonus Plan. Target award opportunities for the officers of the Company under the plan for 2000 range from 25% to 50% of their respective base salary levels. Actual incentive awards earned under the program can be higher or lower than targeted levels based on actual performance. For 2000, actual awards for officers ranged from 28% to 55%.

         Long-Term Incentives. The Company believes that the interests of executives should be aligned with the interests of stockholders through the use of equity-based compensation. Accordingly, the Company makes periodic grants of stock options to key executives in order to align compensation opportunities with the creation of stockholder value. In fiscal 2000, the Committee approved the grant of options to purchase 80,000 shares of common stock to Mr. Fleetwood upon his appointment as Chairman and Chief Executive Officer. No other grants were made to the Named Executive Officers during 2000.

CHIEF EXECUTIVE OFFICER COMPENSATION IN 2000

         The compensation program for the Chief Executive Officer falls under the general compensation strategy, framework and guidelines established for all executive officers of the Company, with specific compensation levels and award opportunities established by the Compensation Committee and approved by the Board.

         As former Chairman and Chief Executive Officer of the Company, Mr. Mercy's base salary for 2000 was set at $300,000, $135,137 of which he received prior to his death in May 2000. Mr. Mercy's annual base salary was set under his 1999 employment agreement and he had the opportunity to earn an annual bonus of up to $300,000 for 2000.

         When Mr. Fleetwood was appointed the Company's Chairman and Chief Executive Officer in June 2000, his base salary was set at $350,000 (33% below the consultant's competitive market analysis). Mr. Fleetwood received a cash bonus of $192,500 for the year ended December 31, 2000. For the year, Mr. Fleetwood's total annual cash compensation (base salary plus bonus) was approximately 33% below the consultant's competitive market analysis.

         Soon after his appointment as Chairman and Chief Executive Officer, Mr. Fleetwood received a grant of an option to purchase 80,000 shares of common stock at an exercise price equal to the fair market value on the date of grant. Details of the option grant can be found elsewhere in this proxy statement (See "Executive Compensation - Option Grants in Last Fiscal Year.")

         Mr. Fleetwood's total direct compensation (total annual cash compensation plus expected value of options) was $1,501,800 on an annualized basis, 29% below consultant's competitive market analysis. The Compensation Committee is aware of this compensation gap and has honored Mr. Fleetwood's request to maintain this conservative position at this early stage of the Company's development.

INTERNAL REVENUE CODE SECTION 162(M)

         Section 162(m) of the Internal Revenue Code generally limits the corporate tax deduction for compensation beyond a statutorily defined amount that is paid to an executive officer named in the Summary Compensation Table in the proxy statement. However, compensation that is paid under a "performance based" plan, as defined in Section 162(m), is fully deductible without regard to the general Section 162(m) limit. The Compensation Committee has carefully considered the impact of Section 162(m) and its limitation on deductibility in determining and administering the Company's compensation policies and plans. The Company has taken action to confirm certain of its compensation plans so that they qualify for an exception to the limitations of Section 162(m) and the Company may fully deduct compensation paid under these plans.


                                           COMPENSATION COMMITTEE

                                           DeWitt Ezell, Jr., Chairman
                                           Richard H. Evans
                                           Ricki Tigert Helfer
                                           William V. Lapham
                                           John E. Maupin, Jr., D.D.S.

                      AUDIT AND COMPLIANCE COMMITTEE REPORT

         The Audit and Compliance Committee of the Board of Directors of the Company consists entirely of directors who meet Nasdaq's independence and experience requirements.

         The Company's management has primary responsibility for preparing the Company's financial statements and implementing internal controls over financial reporting. The Company's independent auditors, Ernst & Young LLP, are responsible for expressing an opinion on the conformity of the Company's audited financial statements to accounting principles generally accepted in the United States and for monitoring the effectiveness of the internal controls over financial reporting.

         The role and responsibilities of the Audit and Compliance Committee are set forth in a written Charter adopted by the Company's Board, which is attached as Appendix C to this Proxy Statement. In fulfilling its responsibilities for fiscal year 2000, the committee:

         - Reviewed and discussed with management the Company's audited financial statements for the fiscal year ended December 31, 2000;

         - Discussed with Ernst & Young the matters required to be discussed under Statement on Auditing Standards No. 61, as amended or supplemented, relating to the conduct of the audit; and

         - Received the written disclosures and the letter from Ernst & Young regarding Ernst & Young's independence as required by Independence Standards Board Standard No. 1, and discussed with Ernst & Young their independence from the Company.

         Based on the committee's review of the audited financial statements and discussions with management and Ernst & Young as described above and in reliance thereon, the committee recommended to the Company's Board that the audited financial statements for the fiscal year ended December 31, 2000 be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the SEC.


                                          AUDIT COMMITTEE

                                          William V. Lapham, Chairman
                                          Richard H. Evans
                                          DeWitt Ezell, Jr.
                                          Ricki Tigert Helfer
                                          John E. Maupin, Jr., D.D.S.

                          COMPARATIVE PERFORMANCE GRAPH

         The following graph compares the percentage change of cumulative total stockholder return on the Company's common stock with (a) the performance of a broad equity market indicator, the Nasdaq Stock Market (U.S.) Index (the "Broad Index") and (b) the performance of an industry index, the S & P Health Care (Hospital Management) Index (the "Industry Index"). The graph begins on May 11, 1999, the date on which the Company's common stock first began trading on the Nasdaq National Market, and assumes the investment of $100 on such date in the Company's common stock, the Broad Index and the Industry Index, and reinvestment of all dividends.

                                    [GRAPH]

                                           5/11/99     12/99    12/00
                                           -------     -----    -----
LifePoint Hospitals, Inc.                    100         95      401
Nasdaq Stock Market (US)                     100        161       97
S&P Healthcare (Hospital Management)         100        117      190

                              CERTAIN TRANSACTIONS

         LifePoint made loans to certain executive officers in connection with such officers' initial purchases of LifePoint common stock under the LifePoint executive stock purchase plan as follows: Messrs. Mercy - $2,977,134; Fleetwood
- $1,488,567; Donahey - $1,488,567; Carpenter - $1,488,567; Hemphill - $695,290;
Gracey - $744,284 and Slipkovich - $744,284. The loans bear interest at rates ranging from 5.15% to 5.30%. As of March 31, 2001, amounts outstanding under the loans were as follows: Messrs. Mercy - $-; Fleetwood - $1,630,687; Donahey - $1,630,687; Carpenter - $1,630,687; Hemphill - $761,671; Gracey - $815,343 and
Slipkovich - $815,343.

                      STOCKHOLDER NOMINATIONS AND PROPOSALS

         The Company's by-laws provide that nominations of persons for election as directors (other than persons nominated by or at the direction of the Board of Directors) and proposals of business to be transacted by the stockholders (other than proposals submitted by or at the direction of the Board of Directors) at an annual meeting of stockholders may be made by any stockholder of record who is entitled to vote and who provides proper notice. In order for any such nomination or submission to be proper, the notice must contain certain information concerning the nominating or proposing stockholder and the nominee or the proposal, as the case may be, and must be delivered to the Secretary of the Company at the Company's principal executive offices not less than 90 days prior to the first anniversary of the preceding year's annual meeting of stockholders. If, however, the date of the annual meeting is advanced more than 30 days prior to or delayed more than 60 days after such anniversary date, notice by the stockholder to be timely must be delivered not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which the public announcement of the date of such meeting is first made.

         In the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Company at least 100 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by the Company's by-laws shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered not later than the close of business on the tenth day following the day on which such public announcement is first made by the Company.

         Nominations by stockholders of persons for election to the Board of Directors may be made at a special meeting of stockholders if the stockholder's notice required by the Company's by-laws is delivered not later than the close of business on the later of 90 days prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

         If a stockholder wishes to have a proposal considered for inclusion in the Company's proxy materials for the 2002 annual meeting of stockholders, the proposal must comply with the SEC's proxy rules, be stated in writing and be received by the Company on or before the close of business on December 12, 2001.

         Any proposals should be mailed to the Company at 103 Powell Court, Suite 200, Brentwood, Tennessee 37027, Attention: William F. Carpenter III, Senior Vice President, General Counsel and Secretary.

                                  OTHER MATTERS

         The Board of Directors is not aware of any other matters to be brought before the annual meeting. If any other matters, however, are properly brought before the annual meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect to such matters in accordance with their best judgment.

         UPON THE WRITTEN REQUEST OF ANY HOLDER OF THE COMPANY'S COMMON STOCK ENTITLED TO VOTE AT THE 2001 ANNUAL MEETING OF STOCKHOLDERS, THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000, AS FILED WITH THE SEC. REQUESTS SHOULD BE DIRECTED TO WILLIAM F. CARPENTER III, SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY, LIFEPOINT HOSPITALS, INC., 103 POWELL COURT, SUITE 200, BRENTWOOD, TENNESSEE 37027.


                                        By Order of the Board of Directors,


                                        /s/ William F. Carpenter III

                                        William F. Carpenter III
                                        Senior Vice President, General Counsel
                                        and Secretary

                                                                      APPENDIX A

                            LIFEPOINT HOSPITALS, INC.
                          1998 LONG-TERM INCENTIVE PLAN

1.       PURPOSE OF THE PLAN

         The purpose of the LifePoint Hospitals, Inc. 1998 Long-Term Incentive Plan is to promote the interests of the Corporation and its shareholders by strengthening the Corporation's ability to attract, motivate, and retain personnel upon whose judgment, initiative, and efforts the financial success and growth of the business of the Corporation largely depend, to offer such personnel additional incentives to put forth maximum efforts for the success of the business, and to afford them an opportunity to acquire a proprietary interest in the Corporation through stock ownership and other rights.

2.       DEFINITIONS

         Wherever the following capitalized terms are used in this Plan, they shall have the meanings specified below:

         (a) "Award" means an award of an Option, Restricted Stock Award, Stock Appreciation Right, Performance Award, Phantom Stock Award or Dividend Equivalent Award granted under the Plan.

         (b) "Award Agreement" means an agreement entered into between the Corporation and a Participant setting forth the terms and conditions of an Award granted to a Participant.

         (c) "Board" means the Board of Directors of the Corporation; provided, however, that with regard to any action to be taken prior to the first meeting of the Board of Directors of the Corporation, Board shall mean the Board of Directors of Columbia/HCA.

         (d)      "Change in Control" shall have the meaning specified in
 Section 12 hereof.

         (e)      "Code" means the Internal Revenue Code of 1986, as amended.

         (f) "Columbia/HCA" means the Columbia/HCA Healthcare Corporation, a Delaware corporation.

         (g) "Committee" means the committee appointed to administer the Plan and shall consist of two or more directors of the Corporation (i) none of whom shall be officers or employees of the Corporation, and (ii) all of whom, to the extent deemed necessary or appropriate by the Board, shall satisfy the requirements for an "outside director" under Section 162(m) and a "non-employee director" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934. The members of the Committee shall be appointed by and serve at the pleasure of the Board. Notwithstanding the foregoing, prior to the date Columbia/HCA distributes all of its shares of the Corporation to the shareholders of Columbia/HCA, Committee shall mean a committee of two or more Directors of Columbia/HCA appointed to administer the plan (i) none of whom shall be officers or employees of Columbia/HCA, and (ii) all of whom, to the extent deemed necessary or appropriate by the Board of Columbia/HCA, shall satisfy the requirements for an "outside director" under Section 162(m) and a "non-employee director" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934. If the applicable Board shall so direct, designated members of the applicable Committee shall act as a separate subcommittee, which shall administer the Plan as to all Section 162(m) Awards. In such event, all references herein to the applicable Committee relating to Section 162(m) Awards shall be considered to refer only to the applicable separate subcommittee.

         (h)      "Common Stock" means the common stock of the Corporation.

         (i) "Corporation" means LifePoint Hospitals, Inc., a Delaware corporation.

         (j) "Date of Grant" means the date on which an Award under the Plan is made by the Committee, or such later date as the Committee may specify to be the effective date of the Award.

         (k) "Dividend Equivalent Award" means an Award under Section 11 hereof entitling the Participant to receive payments with respect to dividends declared on the Common Stock.

         (l) "Effective Date" means the Effective Date of this Plan, as defined in Section 15.2 hereof.

         (m) "Eligible Person" means any person who is an Employee of the Corporation or any of its Subsidiaries and, in the case of Awards other than Incentive Stock Options, any consultant or other independent contractor (not including any non-employee outside director) providing services to the Corporation or a Subsidiary.

         (n) "Employee" means any person who is employed as a common-law employee.

         (o) "Fair Market Value" of a share of Common Stock as of a given date shall mean the closing sales price of the Common Stock on the Nasdaq Stock Market on the trading day immediately preceding the date as of which the Fair Market Value is to be determined, or, in the absence of any reported sales of Shares on such date, on the first preceding date on which any such sale shall have been reported (in either case, as reported in the Two Star Edition of The Wall Street Journal). If the Common Stock is not listed on the Nasdaq Stock Market on the date as of which Fair Market Value is to be determined, the Committee shall in good faith determine the Fair Market Value in whatever manner it considers appropriate.

         (p) "Incentive Stock Option" means an option to purchase Common Stock that is intended to qualify as an incentive stock option under section 422 of the Code and the Treasury Regulations thereunder.

         (q) "Non-qualified Stock Option" means an option to purchase Common Stock that is not an Incentive Stock Option.

         (r) "Option" means an Incentive Stock Option or a Non-qualified Stock Option granted under Section 6 hereof.

         (s) "Participant" means any Eligible Person who holds an outstanding Award under the Plan.

         (t) "Phantom Stock Award" means an Award under Section 10 hereof entitling a Participant to a payment at the end of a vesting period of a unit value based on the Fair Market Value of a share of Common Stock.

         (u) "Plan" means the LifePoint Hospitals, Inc. 1998 Long-Term Incentive Plan as set forth herein, as it may be amended from time to time.

         (v) "Performance Award" means an Award under Section 9 hereof entitling a Participant to a payment based on the Fair Market Value of a share of Common Stock (a "Performance Share") or based on specified dollar units (a "Performance Unit") at the end of a performance period, if certain conditions established by the Committee are satisfied.

         (w) "Restricted Stock Award" means an Award under Section 8 hereof entitling a Participant to shares of Common Stock that are nontransferable and subject to forfeiture until specific conditions established by the Committee are satisfied.

         (x) "Section 162(m)" means section 162(m) of the Code and the Treasury Regulations thereunder.

         (y) "Section 162(m) Award" means any Award that is intended to qualify for the performance-based compensation exemption under Section 162(m).

         (z)      "Stock Appreciation Right" or "SAR" means an Award under
Section 7 hereof entitling a Participant to receive an amount, representing the difference between the base price per share of the right and the Fair Market Value of a share of Common Stock on the date of exercise.

         (aa) "Subsidiary" means an entity (whether or not a corporation) that is wholly or majority owned or controlled, directly or indirectly, by the Corporation, or any other affiliate of the Corporation that is so designated, from time to time, by the Committee; provided, however, that with respect to Incentive Stock Options, the term "Subsidiary" shall include only an entity that qualifies under section 424(f) of the Code as a "subsidiary corporation" with respect to the Corporation.

3.       SHARES OF COMMON STOCK SUBJECT TO THE PLAN

         3.1.     Number of Shares. Subject to the following provisions of this
Section 3, the aggregate number of shares of Common Stock that may be issued pursuant to all Awards under the Plan is 5,425,000 shares of Common Stock. The shares of Common Stock to be delivered under the Plan will be made available from authorized but unissued shares of Common Stock or issued shares that have been reacquired by the Corporation. To the extent that any Award payable in Common Stock is forfeited, cancelled, returned to the Corporation for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, or otherwise terminates without payment being made thereunder, shares of Common Stock covered thereby will no longer be charged against the foregoing maximum share limitations and may again be made subject to Awards under the Plan pursuant to such limitations.

         3.2. Adjustments. If there shall occur any recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to the shares of Common Stock, or other change in corporate structure affecting the Common Stock, the Committee may, in the manner and to the extent that it deems appropriate and equitable to the Participants and consistent with the terms of this Plan, cause an adjustment to be made in (i) the maximum number and kind of shares provided in Section 3.1 hereof, (ii) the maximum number and kind of shares set forth in Sections 6.1, 7.1, 8.1 and 9.4 hereof, (iii) the number and kind of shares of Common Stock, share units, or other rights subject to then outstanding Awards, (iv) the price for each share or unit or other right subject to then outstanding Awards, (v) the performance targets or goals applicable to any outstanding Performance Awards (subject to such limitations as are considered appropriate for Section 162(m) Awards), or (vi) any other terms of an Award that are affected by the event. Notwithstanding the foregoing, in the case of Incentive Stock Options, any such adjustments shall be made in a manner consistent with the requirements of section 424(a) of the Code and, to the extent considered advisable by the Committee, in a manner consistent with the requirements of Section 162(m).

4.       ADMINISTRATION OF THE PLAN

         4.1. Committee Members. The Plan shall be administered by the Committee. The Committee shall have such powers and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. No member of the Committee shall be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Award thereunder.

         4.2. Discretionary Authority. Subject to the express limitations of the Plan, the Committee shall have authority in its discretion to determine the Eligible Persons to whom, and the time or times at which, Awards may be granted, the number of shares, units or other rights subject to each Award, the exercise, base or purchase price of an Award (if any), the time or times at which an Award will become vested, exercisable or payable, the performance criteria, performance goals and other conditions of an Award, the duration of the Award, and all other terms of the Award. The Committee shall also have discretionary authority to interpret the Plan, to make all factual determinations under the Plan, and to make all other determinations necessary or advisable for Plan administration. The Committee may prescribe, amend, and rescind rules and regulations relating to the Plan. All interpretations, determinations, and actions by the Committee shall be final, conclusive, and binding upon all parties.

         4.3. Changes to Awards. The Committee shall have the authority to effect, at any time and from time to time, (i) the cancellation of any or all outstanding Awards and the grant in substitution therefor of new Awards covering the same or different numbers of shares of Common Stock and having an exercise or base price which may be the same as or different than the exercise or base price of the cancelled Awards, or (ii) the amendment of the terms of any and all outstanding Awards; provided, however, that no such action by the Committee may adversely impair the rights of a Participant (or any permitted transferee) under any outstanding Award without the consent of the Participant (or transferee). The Committee may in its discretion accelerate the vesting or exercisability of an Award at any time or on the basis of any specified event.

5.       ELIGIBILITY AND AWARDS

         All Eligible Persons are eligible to be designated by the Committee to receive an Award under the Plan. The Committee has authority, in its sole discretion, to determine and designate from time to time those Eligible Persons who are to be granted Awards, the types of Awards to be granted and the number of shares or units subject to the Awards that are granted under the Plan. Each Award will be evidenced by an Award Agreement between the Corporation and the Participant that shall include such terms and conditions (consistent with the Plan) as the Committee may determine; provided, however, that failure to issue an Award Agreement shall not invalidate an Award.

6.       STOCK OPTIONS

         6.1. Grant of Option. An Option may be granted to any Eligible Person selected by the Committee; provided, however, that only Employees of the Corporation or a Subsidiary shall be eligible to receive Incentive Stock Options. Subject to the applicable provisions of section 422 of the Code, each Option shall be designated, in the discretion of the Committee, as an Incentive Stock Option or a Non-qualified Stock Option. The maximum number of shares of Common Stock that may be granted under Options to any Participant during any calendar year shall be limited to 700,000 shares (subject to adjustment as provided in Section 3.2 hereof).

         6.2. Exercise Price. The exercise price under any Option shall be determined by the Committee; provided, however, that the exercise price per share under an Option shall not be less than 100 percent of the Fair Market Value per share of the Common Stock on the Date of Grant.

         6.3. Vesting; Term of Option. The Committee, in its sole discretion, shall prescribe the time or times at which, or the conditions upon which, an Option or portion thereof shall become vested and exercisable, and may accelerate the exercisability of any Option at any time. The period during which a vested Option may be exercised shall be ten years from the Date of Grant, unless a shorter exercise period is specified by the Committee in an Award, subject to such limitations as may apply under an Award relating to the termination of a Participant's employment or other service with the Corporation or any Subsidiary.

         6.4. Option Exercise; Withholding. Subject to such terms and conditions as shall be specified in an Award, an Option may be exercised in whole or in part at any time during the term thereof by written notice to the Corporation, together with payment of the aggregate exercise price therefor. Payment of the exercise price shall be made (i) in cash or by cash equivalent,
(ii) at the discretion of the Committee, in shares of Common Stock acceptable to the Committee, valued at the Fair Market Value of such shares on the date of exercise, (iii) at the discretion of the Committee, by a delivery of a notice that the Participant has placed a market sell order (or similar instruction) with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Corporation in satisfaction of the Option exercise price (conditioned upon the payment of such net proceeds), (iv) at the discretion of the Committee, by a combination of the methods described above, or
(v) by such other method as may be approved by the Committee and set forth in the Award. In addition to and at the time of payment of the exercise price, the Participant shall pay to the Corporation the full amount of any and all applicable income tax and employment tax amounts required to be withheld in connection with such exercise, payable under such of the methods described above for the payment of the exercise price of the Options as may be approved by the Committee.

         6.5. Limited Transferability of Non-qualified Options. All Options shall be nontransferable except (i) upon the Participant's death, by the Participant's will or the laws of descent and distribution or (ii) in the case Non-qualified Stock Options only, on a case-by-case basis as may be approved by the Committee in its discretion, in accordance with the terms provided below. An Award Agreement for a Non-qualified Stock Option may provide that the Participant shall be permitted to, during his or her lifetime and subject to the prior approval of the Committee at the time of proposed transfer, transfer all or part of the Option to the Participant's family member (as defined in the Award Agreement in a manner consistent with the requirements for the Form S-8 registration statement, if applicable). Any such transfer shall be subject to the condition that it is made by the Participant for estate planning, tax planning, donative purposes or pursuant to a domestic relations order, and no consideration (other than nominal consideration) is received by the Participant therefor. The transfer of a Non-qualified Stock Option may be subject to such other terms and conditions as the Committee may in its discretion impose from time to time, including a condition that the portion of the Option to be transferred be vested and exercisable by the Participant at the time of the transfer. Subsequent transfers of an Option shall be prohibited other than by will or the laws of descent and distribution upon the death of the transferee.

         6.6.     Additional Rules for Incentive Stock Options.

                  (a) Annual Limits. No Incentive Stock Option shall be granted to a Participant as a result of which the aggregate Fair Market Value (determined as of the Date of Grant) of the stock with respect to which Incentive Stock Options are exercisable for the first time in any calendar year under the Plan and any other stock option plans of the Corporation, any Subsidiary, or any parent corporation, would exceed the maximum amount permitted under section 422(d) of the Code. This limitation shall be applied by taking Options into account in the order in which granted.

                  (b) Termination of Employment. An Award of an Incentive Stock Option may provide that such Option may be exercised not later than 3 months following termination of employment of the Participant with the Corporation and all Subsidiaries, subject to special rules relating to death and disability, as and to the extent determined by the Committee to be appropriate with regard to the requirements of section 422 of the Code and Treasury Regulations thereunder.

                  (c) Other Terms and Conditions; Nontransferability. Any Incentive Stock Option granted hereunder shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as are deemed necessary or desirable by the Committee, which terms, together with the terms of this Plan, shall be intended and interpreted to cause such Incentive Stock Option to qualify as an "incentive stock option" under section 422 of the Code. Such terms shall include, if applicable, limitations on Incentive Stock Options granted to ten-percent owners of the Corporation. An Award Agreement for an Incentive Stock Option may provide that such Option shall be treated as a Non-qualified Stock Option to the extent that certain requirements applicable to "incentive stock options" under the Code shall not be satisfied. An Incentive Stock Option shall by its terms be nontransferable otherwise than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of a Participant only by such Participant.

                  (d) Disqualifying Dispositions. If shares of Common Stock acquired by exercise of an Incentive Stock Option are disposed of within two years following the Date of Grant or one year following the transfer of such shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Corporation in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require.

         6.7. Restrictions on Transfer of Stock. The Committee may, in its sole discretion, impose in any Award of an Option restrictions on the transferability of the shares of Common Stock issued upon exercise of such Option. If any such restrictions are imposed, the Committee may require the Participant to enter into an escrow agreement providing that the certificates representing the shares subject to such transfer restrictions will remain in the physical custody of an escrow holder until such restrictions are removed or have expired. The Committee may require that certificates representing the shares subject to such restrictions bear a legend making appropriate reference to the restrictions imposed. Subject to any restrictions imposed in accordance with this Section 6.7, the Participant will have all rights of a shareholder with respect to any such shares acquired upon an Option exercise, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

7.       STOCK APPRECIATION RIGHTS

         7.1. Grant of SARs. A Stock Appreciation Right granted to a Participant is an Award in the form of a right to receive, upon surrender of the right but without other payment, an amount based on appreciation in the Fair Market Value of the Common Stock over a base price established for the Award, exercisable at such time or times and upon conditions as may be approved by the Committee. The maximum number of shares of Common Stock that may be subject to SARs granted to any Participant during any calendar year shall be limited to 700,000 shares (subject to adjustment as provided in Section 3.2 hereof).

         7.2. Tandem SARs. A Stock Appreciation Right may be granted in connection with an Option, either at the time of grant or at any time thereafter during the term of the Option. An SAR granted in connection with an Option will entitle the holder, upon exercise, to surrender such Option or any portion thereof to the extent unexercised, with respect to the number of shares as to which such SAR is exercised, and to receive payment of an amount computed as described in Section 7.4 hereof. Such Option will, to the extent and when surrendered, cease to be exercisable. An SAR granted in connection with an Option hereunder will have a base price per share equal to the per share exercise price of the Option, will be exercisable at such time or times, and only to the extent, that a related Option is exercisable, and will expire no later than the related Option expires.

         7.3. Freestanding SARs. A Stock Appreciation Right may be granted without any related Option, and in such case, will be exercisable as determined by the Committee, but in no event after 10 years from the Date of Grant. The base price of an SAR granted without any related Option shall be determined by the Committee in its sole discretion; provided, however, that the base price per share of any such freestanding SAR shall not be less than 100 percent of the Fair Market Value of the Common Stock on the Date of Grant.

         7.4. Payment of SARs. An SAR will entitle the holder, upon exercise of the SAR, to receive payment of an amount determined by multiplying: (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the SAR over the base price of such SAR, by (ii) the number of shares as to which such SAR is exercised. Payment of the amount determined under the foregoing may be made, in the discretion of the Committee, in cash, in shares of Common Stock valued at their Fair Market Value on the date of exercise, or in a combination of cash and shares of Common Stock.

8.       RESTRICTED STOCK AWARD

         8.1. Grant of Restricted Stock Awards. An Award of Restricted Stock to a Participant represents shares of Common Stock that are issued subject to such restrictions on transfer and other incidents of ownership and such forfeiture conditions as the Committee may determine. The Committee may, in connection with any Restricted Stock Award, require the payment of a specified purchase price. The Committee may grant a Restricted Stock Award that is a
Section 162(m) Award (as described in Section 8.2 below), as well as Restricted Stock Awards that are not Section 162(m) Awards; provided, however, that the maximum number of shares of Common Stock that may be subject to a Restricted Stock Award granted to a Participant during any one calendar year shall be separately limited to 280,000 shares (subject to adjustment as provided in Section 3.2 hereof).

         8.2. Vesting Requirements. The restrictions imposed on shares granted under a Restricted Stock Award shall lapse in accordance with the vesting requirements specified by the Committee in the Award Agreement. Such vesting requirements may be based on the continued employment of the Participant with the Corporation or its Subsidiaries for a specified time period or periods, provided that any such restriction shall not be scheduled to lapse in its entirety earlier than the first anniversary of the Date of Grant. Such vesting requirements may also be based on the attainment of specified business goals or measures established by the Committee in its sole discretion. In the case of any Restricted Stock Award that is a Section 162(m) Award, any such performance-based vesting requirements shall be based upon the performance criteria identified in Section 9.3 below, and the terms of the Award shall otherwise comply with the Section 162(m) requirements described in Section 9.4 hereof.

         8.3. Restrictions. Shares granted under any Restricted Stock Award may not be transferred, assigned or subject to any encumbrance, pledge, or charge until all applicable restrictions are removed or have expired, unless otherwise allowed by the Committee. The Committee may require the Participant to enter into an escrow agreement providing that the certificates representing the shares granted or sold under a Restricted Stock Award will remain in the physical custody of an escrow holder until all restrictions are removed or have expired. Failure to satisfy any applicable restrictions shall result in the subject shares of the Restricted Stock Award being forfeited and returned to the Corporation, with any purchase price paid by the Participant to be refunded, unless otherwise provided by the Committee. The Committee may require that certificates representing the shares granted under a Restricted Stock Award bear a legend making appropriate reference to the restrictions imposed.

         8.4. Rights as Shareholder. Subject to the foregoing provisions of this Section 8 and the applicable Award Agreement, the Participant will have all rights of a shareholder with respect to the shares granted to him under a Restricted Stock Award, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto, unless the Committee determines otherwise at the time the Restricted Stock Award is granted.

         8.5. Section 83(b) Election. The Committee may provide in an Award Agreement that the Restricted Stock Award is conditioned upon the Participant's refraining from making an election with respect to the Award under section 83(b) of the Code. Irrespective of whether an Award is so conditioned, if a Participant makes an election pursuant to section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall be required to promptly file a copy of such election with the Corporation.

9.       PERFORMANCE AWARDS

         9.1. Grant of Performance Awards. The Committee may grant Performance Awards under the Plan, which shall be represented by units denominated on the Date of Grant either in shares of Common Stock (Performance Shares) or in dollars (Performance Units). The Committee may grant Performance Awards that are Section 162(m) Awards, as well as Performance Awards that are not Section 162(m) Awards. At the time a Performance Award is granted, the Committee shall determine, in its sole discretion, one or more performance periods and performance goals to be achieved during the applicable performance periods, as well as such other restrictions and conditions as the Committee deems appropriate. In the case of Performance Units, the Committee shall also determine a target unit value or a range of unit values for each Award. No performance period shall exceed ten years from the Date of Grant. The performance goals applicable to a Performance Award grant may be subject to such later revisions as the Committee shall deem appropriate to reflect significant unforeseen events, such as changes in law, accounting practices or unusual or nonrecurring items or occurrences. The Committees' authority to make such adjustments shall be subject to such limitations as the Committee deems appropriate in the case of a Performance Award that is a Section 162(m) Award.

         9.2. Payment of Performance Awards. At the end of the performance period, the Committee shall determine the extent to which performance goals have been attained, or a degree of achievement between minimum and maximum levels, in order to establish the level of payment to be made, if any, and shall determine if payment is to be made in the form of cash or shares of Common Stock (valued at their Fair Market Value at the time of payment) or a combination of cash and shares of Common Stock. Payments of Performance Awards shall generally be made as soon as practicable following the end of the performance period.

         9.3. Performance Criteria. The performance criteria upon which the payment or vesting of a Performance Award that is a Section 162(m) Award may be based shall be limited to one or more of the following business measures, which may be applied with respect to the Corporation, any Subsidiary or any business unit, and which may be measured on an absolute or relative to peer-group basis:
(i) total shareholder return, (ii) stock price increase, (iii) return on equity,
(iv) return on capital, (v) earnings per share, (vi) EBIT (earnings before interest and taxes), and (vii) cash flow (including operating cash flow, free cash flow, discounted cash flow return on investment, and cash flow in excess of costs of capital). In the case of Performance Awards that are not Section 162(m) Awards, the Committee shall designate performance criteria from among the foregoing or such other business criteria as it shall determine in its sole discretion.

         9.4. Section 162(m) Requirements. In the case of a Performance Award that is a Section 162(m) Award, the Committee shall make all determinations necessary to establish the terms of the Award within 90 days of the beginning of the performance period (or such other time period as is required under Section 162(m)), including, without limitation, the designation of the Participant to whom the Performance Award is to be made, the performance criteria or criterion applicable to the Award and the performance goals that relate to such criteria, and the dollar amounts or number of shares of Common Stock payable upon achieving the applicable performance goals. As and to the extent required by Section 162(m), the terms of a Performance Award that is a
Section 162(m) Award must state, in terms of an objective formula or standard, the method of computing the amount of compensation payable under the Award, and must preclude discretion to increase the amount of compensation payable under the terms of the Award (but may give the Committee discretion to decrease the amount of compensation payable). The maximum amount of compensation that may be payable to a Participant during any one calendar year under a Performance Unit Award shall be $4.2 million. The maximum number of Common Stock units that may be subject to a Performance Share Award granted to a Participant during any one calendar year shall be 280,000 share units (subject to adjustment as provided in Section 3.2 hereof).

10.      PHANTOM STOCK AWARD

         10.1. Grant of Phantom Stock Awards. A Phantom Stock Award is an Award to a Participant of a number of hypothetical share units with respect to shares of Common Stock, with an initial value based on the Fair Market Value of the Common Stock on the Date of Grant. A Phantom Stock Award shall be subject to such restrictions and conditions as the Committee shall determine. On the Date of Grant, the Committee shall determine, in its sole discretion, the installment or other vesting period of the Phantom Stock Award and the maximum value of the Phantom Stock Award, if any. No vesting period shall exceed 10 years from the Date of Grant. A Phantom Stock Award may be granted, at the discretion of the Committee, together with a Dividend Equivalent Award covering the same number of shares.

         10.2. Payment of a Phantom Stock Awards. Upon the vesting date or dates applicable to the Phantom Stock Award granted to a Participant, an amount equal to the Fair Market Value of one share of Common Stock upon such vesting dates (subject to any applicable maximum value) shall be paid with respect to each Phantom Stock Award unit granted to the Participant. Payment may be made, at the discretion of the Committee, in cash or in shares of Common Stock valued at their Fair Market Value on the applicable vesting dates, or in a combination thereof.

11.      DIVIDEND EQUIVALENT AWARD

         11.1. Grant of a Dividend Equivalent Awards. A Dividend Equivalent Award granted to a Participant is an Award in the form of a right to receive cash payments determined by reference to dividends declared on the Common Stock from time to time during the term of the Award, which shall not exceed 10 years from the Date of Grant. Dividend Equivalent Awards may be granted on a stand-alone basis or in tandem with other Awards. Dividend Equivalent Awards granted on a tandem basis shall expire at the time the underlying Award is exercised or otherwise becomes payable to the Participant, or expires.

         11.2. Payment of Dividend Equivalent Awards. Dividend Equivalent Awards shall be payable in cash or in shares of Common Stock, valued at their Fair Market Value on either the date the related dividends are declared or the date the Dividend Equivalent Awards are paid to a Participant, as determined by the Committee. Dividend Equivalent Awards shall be payable to a Participant as soon as practicable following the time dividends are declared and paid with respect to the Common Stock, or at such later date as the Committee shall specify in the Award Agreement. Dividend Equivalent Awards granted with respect to Options intended to qualify as a Section 162(m) Award shall be payable regardless of whether the Option is exercised.

12.      CHANGE IN CONTROL

         12.1. Effect of Change in Control. The Committee may, in an Award Agreement, provide for the effect of a Change in Control on an Award. Such provisions may include any one or more of the following: (i) the acceleration or extension of time periods for purposes of exercising, vesting in, or realizing gain from any Award, (ii) the elimination or modification of performance or other conditions related to the payment or other rights under an Award, (iii) provision for the cash settlement of an Award for an equivalent cash value, as determined by the Committee, or (iv) such other modification or adjustment to an Award as the Committee deems appropriate to maintain and protect the rights and interests of Participants upon or following a Change in Control.

         12.2. Definition of Change in Control. For purposes hereof, a "Change in Control" shall be deemed to have occurred upon the occurrence of any of the following after the date on which the Corporation becomes a publicly-held
Corporation:

                  (i) An acquisition (other than directly from the Corporation) of any voting securities of the Corporation (the "Voting Securities") by any "Person" (as the term Person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of twenty percent (20%) or more of the combined voting power of the then outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Corporation or (B) any corporation or other Person of which a majority of the voting power or the equity securities or equity interests is owned directly or indirectly by the Corporation (a "Control Subsidiary"), or (ii) the Corporation or any Control Subsidiary.

                  (ii) The individuals who, as of the date the Corporation issues any class of equity securities required to be registered under
         Section 12 of the 1934 Act, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election or nomination for election by the Corporation's stockholders of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if (1) such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest or
         (2) such individual was designated by a Person who has entered into an agreement with the Corporation to effect a transaction described in clause (i) or (iii) of this Section 12.2; or

                  (iii) Consummation, after approval by stockholders of the Corporation, of:

                           (1) A merger, consolidation or reorganization involving the Corporation, unless,

                                    (A)      The stockholders of the
                           Corporation, immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least seventy-five percent (75%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation or reorganization or its parent corporation (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization;

                                    (B)      The individuals who were members of
                           the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation; and

                                    (C)      No Person (other than the
                           Corporation, any Control Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Corporation, the Surviving Corporation or any Control Subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization, had Beneficial Ownership of twenty percent (20%) or more of the then outstanding Voting Securities) has Beneficial Ownership of twenty percent (20%) or more of the combined voting power of the Surviving Corporation's then outstanding Voting Securities.

                           (2) A complete liquidation or dissolution of the Corporation; or

                           (3) The sale or other disposition of all or substantially all of the assets of the Corporation to any Person (other than a transfer to a Control Subsidiary).

                  Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Corporation which, by reducing the number of Voting Securities outstanding, increased the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Corporation, and after such share acquisition by the Corporation, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

13.      AWARD AGREEMENTS

         13.1. Form of Agreement. Each Award under this Plan shall be evidenced by an Award Agreement in a form approved by the Committee setting forth the number of shares of Common Stock, units or other rights (as applicable) subject to the Award, the exercise, base, or purchase price (if any) of the Award, the time or times at which an Award will become vested, exercisable or payable, the duration of the Award, and in the case of Performance Awards, the applicable performance criteria and goals. The Award Agreement shall also set forth other material terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of this Plan. Award Agreements evidencing Awards that are Section 162(m) Awards shall contain such terms and conditions as may be necessary to meet the applicable requirements of Section 162(m). Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of section 422 of the Code.

         13.2 Forfeiture Events. The Committee may specify in an Award that the Participant's rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of employment for cause, violation of material Corporation or Subsidiary policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Corporation or any Subsidiary.

14.       GENERAL PROVISIONS

         14.1. No Assignment or Transfer; Beneficiaries. Except as provided in Section 6.5 hereof, Awards under the Plan shall not be assignable or transferable, except by will or by the laws of descent and distribution, and during the lifetime of a Participant, the Award shall be exercised only by such Participant or by his guardian or legal representative. Notwithstanding the foregoing, the Committee may provide in the terms of an Award Agreement that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights, payments or other specified under an Award following the Participant's death.

         14.2 Deferrals of Payment. Notwithstanding any other provisions of the Plan, the Committee may permit a Participant to defer the receipt of payment of cash or delivery of shares of Common Stock that would otherwise be due to the Participant by virtue of the exercise of a right or the satisfaction of vesting or other conditions with respect to an Award. If any such deferral is to be permitted by the Committee, the Committee shall establish the rules and procedures relating to such deferral, including, without limitation, the period of time in advance of payment when an election to defer may be made, the time period of the deferral and the events that would result in payment of the deferred amount, the interest or other earnings attributable to the deferral and the method of funding, if any, attributable to the deferred amount.

         14.3 Rights as Shareholder. A Participant shall have no rights as a holder of Common Stock with respect to any unissued securities covered by an Award until the date the Participant becomes the holder of record of such securities. Except as provided in Section 3.2 hereof, no adjustment or other provision shall be made for dividends or other shareholder rights, except to the extent that the Award Agreement is a Dividend Equivalent Award, or otherwise provides for dividend payments or similar economic benefits.

         14.4 Employment or Service. Nothing in the Plan, in the grant of any Award or in any Award Agreement shall confer upon any Eligible Person the right to continue in the capacity in which he is employed by, or otherwise serves, the Corporation or any Subsidiary.

         14.5 Securities Laws. No shares of Common Stock will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any stock exchanges upon which the Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Award, the Corporation may require the Participant to take any reasonable action to meet such requirements. The Committee may impose such conditions on any shares of Common Stock issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act of 1933, as amended, under the requirements of any stock exchange upon which such shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares.

         14.6 Tax Withholding. The Participant shall be responsible for payment of any taxes or similar charges required by law to be withheld from an Award or an amount paid in satisfaction of an Award, which shall be paid by the Participant on or prior to the payment or other event that results in taxable income in respect of an Award. The Award Agreement shall specify the manner in which the withholding obligation shall be satisfied with respect to the particular type of Award.

         14.7. Unfunded Plan. The adoption of this Plan and any setting aside of cash amounts or shares of Common Stock by the Corporation with which to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement. The benefits provided under this Plan shall be a general, unsecured obligation of the Corporation payable solely from the general assets of the Corporation, and neither a Participant nor the Participant's permitted transferees or estate shall have any interest in any assets of the Corporation by virtue of this Plan, except as a general unsecured creditor of the Corporation. Notwithstanding the foregoing, the Corporation shall have the right to implement or set aside funds in a grantor trust, subject to the claims of the Corporation's creditors, to discharge its obligations under the Plan.

         14.8. Other Compensation and Benefit Plans. The adoption of the Plan shall not affect any other stock incentive or other compensation plans in effect for the Corporation or any Subsidiary, nor shall the Plan preclude the Corporation from establishing any other forms of stock incentive or other compensation for employees of the Corporation or any Subsidiary. The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute compensation with respect to which any other employee benefits of such Participant are determined, including, without limitation, benefits under any bonus, pension, profit sharing, life insurance or salary continuation plan, except as otherwise specifically provided by the terms of such plan.

         14.9 Plan Binding on Transferees. The Plan shall be binding upon the Corporation, its transferees and assigns, and the Participant, his executor, administrator and permitted transferees and beneficiaries.

         14.10 Construction and Interpretation. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender. Headings of Articles and Sections hereof are inserted for convenience and reference and constitute no part of the Plan.

         14.11 Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

         14.12 Governing Law. The validity and construction of this Plan and of the Award Agreements shall be governed by the laws of the State of Delaware.

15.      EFFECTIVE DATE, TERMINATION AND AMENDMENT

         15.1. Establishment of the Plan. This Plan is being adopted by the Board in connection with the anticipated formation of the Corporation as a Subsidiary of Columbia/HCA and the distribution shortly thereafter by Columbia/HCA of all of its shares of the Corporation to the shareholders of Columbia/HCA.

         15.2. Effective Date; Shareholder Approval. The Effective Date of the Plan shall be November 5, 1998; provided, however, that no amounts may be paid or shares issued under any Award granted on or after the first meeting of the shareholders of the Corporation that shall occur more than twelve months after the date on which the Corporation becomes a publicly held corporation, unless the shareholders of the Corporation shall have approved the Plan. At the sole discretion of the Board, in order to comply with the requirements of
Section 162(m) for certain types of Awards under the Plan, the performance criteria set forth in Section 9.3 shall be reapproved by the shareholders of the Corporation no later than the first shareholder meeting that occurs in the fifth calendar year following the calendar year of the initial shareholder approval of such performance criteria.

         15.3. Termination. The Plan shall terminate on the date immediately preceding the tenth anniversary of the date the Plan is adopted by the Board. The Board may, in its sole discretion and at any earlier date, terminate the Plan. Notwithstanding the foregoing, no termination of the Plan shall adversely affect any Award theretofore granted without the consent of the Participant or the permitted transferee of the Award.

         15.4. Amendment. The Board may at any time and from time to time and in any respect, amend or modify the Plan; provided, however, that no amendment or modification of the Plan shall be effective without the consent of the Corporation's shareholders that would (i) change the class of Eligible Persons under the Plan, (ii) increase the number of shares of Common Stock reserved for issuance under the Plan in accordance with Section 3.1 hereof, or (iii) allow the grant of Options at an exercise price below Fair Market Value. In addition, the Board may seek the approval of any amendment or modification by the Corporation's shareholders to the extent it deems necessary or advisable in its sole discretion for purposes of compliance with Section 162(m) or section 422 of the Code, the listing requirements of the Nasdaq Stock Market or for any other purpose. No amendment or modification of the Plan shall adversely affect any Award theretofore granted without the consent of the Participant or the permitted transferee of the Award.

                                   Appendix A

Notwithstanding anything elsewhere in the Plan to the contrary, the following rules shall apply in connection with the distribution of Common Stock to Columbia/HCA stockholders (the "Spin-off").

(i) In the case of each Columbia/HCA Non-Qualified Option that is a vested option and covers more than 1000 shares, the Committee may grant an option which covers a number of shares of Common Stock equal to the Original Number of Shares multiplied by the LifePoint Share Multiple and which has a per share exercise price equal to the per share exercise price of the original Columbia/HCA Non-Qualified Option multiplied by the LifePoint Ratio.

(ii) In the case of each Columbia/HCA ISO that is held by a LifePoint Employee or LifePoint Terminee (or his estate), the Committee may grant an option which covers a number of shares of Common Stock equal to the Original Number of Shares divided by the LifePoint Ratio and (2) has a per share exercise price equal to the original per share exercise price multiplied by the LifePoint Ratio.

(iii) In the case of any options granted by the Committee pursuant to this Appendix, any resulting per share exercise price which is not equal to a whole multiple of a cent shall be rounded up to the next whole cent and any resulting number of shares covered by an option which is not equal to a whole multiple of a share shall be rounded down to the next whole share.

(iv) The Committee may provide that the terms of any option granted under this Appendix are to be substantially the same as those of the related Columbia/HCA Option, subject to such exceptions as the Committee may provide. Any such option may, in the discretion of the Committee, also provide that (a) any period of prior employment or service with Columbia/HCA or any related entity is to be credited as covered employment or service for purposes of determining the vesting and exercisability of such option (to the same extent as such period was credited for such purposes under the related original Columbia/HCA Option), and (b) in the case of any Columbia/HCA Non-Qualified Option, the optionee is to be considered to be employed by or providing services to the Corporation so long as he is employed by or providing services to Columbia/HCA or Triad Hospitals, Inc. ("Triad") (or any Subsidiary thereof), for purposes of determining when the option will cease to be exercisable on account of termination of employment or service, and at such time as the optionee ceases to be employed by or provide services to Columbia/HCA or Triad (or any Subsidiary thereof), such cessation of employment or service shall be treated as though it were a cessation of employment or service with the Corporation under comparable circumstances.

(v)      For purposes hereof, the following definitions shall apply:

         (a) "Affiliate" shall mean any entity required to be aggregated with Columbia/HCA, LifePoint or Triad as appropriate, pursuant to Code sections 414(b), 414(c), 414(m) or 414(o).

         (b) "Columbia/HCA ISO" shall mean any option outstanding under a Columbia/HCA Option Plan on the date of the Spin-off that is intended to qualify as an "Incentive Stock Option" under section 422 of the Code.

         (c) "Columbia/HCA Non-Qualified Option" shall mean any stock option outstanding under a Columbia/HCA Option Plan on the date of the Spin-off that is not a Columbia/HCA ISO. Any such option shall be considered a "vested option" to the extent that it is exercisable on the date in question and shall be considered a "non-vested option" to the extent that it is not yet exercisable on such date.

         (d) "Columbia/HCA Option" shall mean a Columbia/HCA ISO or Columbia/HCA Non-Qualified Option, as the context shall indicate.

         (e) "Columbia/HCA Option Plan" shall mean any plan maintained by Columbia/HCA under which there are stock options outstanding on the date of the Spin-off.

         (f) "Ex-Dividend Date" shall mean the first trading date on which the Columbia/HCA stock shall trade on an ex-dividend basis with respect to the distribution of the Corporation's Common Stock and Triad's stock.

         (g) "LifePoint Business" shall mean any business conducted by LifePoint, or its Subsidiaries, on the date of the Spin-off.

         (h) "LifePoint Employee" shall mean an employee of the Corporation, or any direct or indirect Subsidiary of the Corporation that is an Affiliate thereof, on the date of the Spin-off.

         (i) "LifePoint Ratio" shall mean a fraction whose numerator is the closing price of the Common Stock on the trading date immediately preceding the Ex-Dividend Date and whose denominator is the closing price of the Columbia/HCA stock on such trading date immediately preceding the Ex-Dividend Date.

         (j) "LifePoint Share Multiple" shall mean the number of shares of Common Stock to be distributed per share of Columbia/HCA stock on the date of the Spin-off.

         (k) "LifePoint Terminee" shall mean any individual who is no longer employed by Columbia/HCA or any Affiliate thereof immediately prior to the Spin-off but was employed by a LifePoint Business immediately prior to his termination of employment from Columbia/HCA and its Affiliates.

         (l) "Original Number of Shares" shall mean, as to any Columbia/HCA Option, the number of shares of Columbia/HCA stock covered by such option immediately prior to the Spin-off.

Notwithstanding anything elsewhere in the Plan to the contrary, the Committee may grant Non-qualified Stock Options, effective as of the twenty-first trading date for the Common Stock, at an exercise price equal to the Fair Market Value of the Common Stock on such date, in accordance with the attached Schedule and in accordance with such other terms as shall be established by the Committee.

                                                                      APPENDIX B

                   AMENDMENT TO THE LIFEPOINT HOSPITALS, INC.
                          1998 LONG-TERM INCENTIVE PLAN

         The LifePoint Hospitals, Inc. 1998 Long-Term Incentive Plan (the "Plan") is hereby amended as follows:

         The provisions of Section 3.1 are hereby deleted in their entirety and the following provisions are inserted in their place:

                  3.1 Number of Shares. Subject to the following provisions of this Section 3, the aggregate number of shares of common stock that may be issued pursuant to all Awards under the Plan is 7,125,000 shares of Common Stock. The shares of Common Stock to be delivered under the Plan will be made available from authorized but unissued shares of Common Stock or issued shares that have been reacquired by the Corporation. To the extent that any Award payable in Common Stock is forfeited, cancelled, returned to the Corporation for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, or otherwise terminates without payment being made thereunder, shares of Common Stock covered thereby will no longer be charged against the foregoing maximum share limitations and may again be made subject to Awards under the Plan pursuant to such limitations.

         Except as otherwise set forth herein, all other terms and provisions of the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, the Board has duly executed and delivered this Amendment to the LifePoint Hospitals, Inc. 1998 Long-Term Incentive Plan as of the _____ day of __________, 2001.



                                     LIFEPOINT HOSPITALS, INC.



                                     By:
                                          ------------------------------------

                                                                      APPENDIX C

                                 CHARTER OF THE
                         AUDIT AND COMPLIANCE COMMITTEE
                            OF THE BOARD OF DIRECTORS
                                       OF
                            LIFEPOINT HOSPITALS, INC.

ARTICLE I.        PURPOSE

         The primary function of the Audit and Compliance Committee (the "Committee") is to assist the Board of Directors (the "Board") of LifePoint Hospitals, Inc. (the "Company") in fulfilling its oversight responsibilities by reviewing: the integrity of the Company's financial reports; the Company's and its subsidiaries' systems of internal controls regarding finance, accounting, legal and corporate compliance; and the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company's finance, accounting, legal and corporate policies, procedures and practices at all levels. The Committees' primary duties and responsibilities are to:

         - Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system regarding finance, accounting, legal and corporate compliance, and from time to time report on these matters to the Board;

         - Approve the selection, evaluate and, when appropriate, recommend to the Board replacement of the independent auditors whose duties it shall be to audit the books and accounts of the Company and its subsidiaries for the fiscal year in which they are appointed, and who shall report to the Committee and the Board;

         - Review and appraise the independence and performance of, and the services provided and fees charged by, the Company's independent auditors, and from time to time report on these matters to the Board; and

         - Provide an open avenue of communication among the independent auditors, management, the internal auditing department and the Board.

         The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Article IV of this Charter. The Committee is empowered to investigate any matter brought to its attention to fulfill its responsibilities contained in this Charter, and it will have the authority to communicate directly with the independent auditors as well as any employee of the Company. The Committee will have the authority to retain, at the Company's expense, special accounting, legal or other consultants or experts it deems necessary in the performance of its duties.

ARTICLE II.       COMPOSITION

         Each Committee member shall meet the independence and financial literacy requirements of The Nasdaq Stock Market, Inc. ("Nasdaq"). The Committee shall be comprised of no fewer than three directors, the exact number to be determined by the Board.

INDEPENDENCE REQUIREMENTS

         Each member of the Committee must be an independent director, and be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. The independence of a Committee member is determined according to the following definitions and rules of Nasdaq:

         An "Independent" director means a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which, in the opinion of the Company's Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered Independent:

         (a) a director who is employed by the Company or any of its affiliates for the current year or any of the past three years;

         (b) a director who accepts any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, including deferred stock units, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

         (c) a director who is a member of the "Immediate Family" of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer. "Immediate Family" includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

         (d) a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the Company's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

         (e) a director who is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

         Notwithstanding the requirements of subparagraphs (a) through (e) above, one director who is not Independent as defined above, and is not a current employee or a member of the Immediate Family of such employee, may be appointed to the Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

FINANCIAL LITERACY REQUIREMENTS

         Each member of the Committee must have a working familiarity with basic finance and accounting practices. This working familiarity with basic finance and accounting practices must be determined in accordance with the following financial literacy definitions and rules of Nasdaq:

         Each member of the Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement, or undertake to become able to do so within a reasonable period of time after his or her appointment or election to the Committee.

         The Company will certify to Nasdaq that it has, and will continue to have, at least one member of the Committee that has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

ELECTION PROCEDURE

         The members of the Committee will be elected by the Board at its annual meeting or until their successors are duly elected and qualified. Unless a Chair of the Committee is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

ARTICLE III.      MEETINGS

         The Committee will meet at least four times annually, and more frequently if circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the Vice President of Internal Audit and Compliance and the independent auditors in separate executive sessions to discuss any matters that the Committee or any of these persons believe should be discussed privately. In addition, the Committee, or at least its Chair, must communicate with the independent auditors and management quarterly to review the Company's financial statements and significant findings consistent with Article IV.3 below. A majority of the members shall constitute a quorum for the transaction of business.

ARTICLE IV.       RESPONSIBILITIES AND DUTIES

         The Committees' responsibility is oversight, and it recognizes that the Company's management is responsible for preparing the Company's financial statements. Additionally, the Committee recognizes that financial management (including the internal audit staff), as well as the independent auditors, who are ultimately accountable to the Board and the Committee, have more knowledge and more detailed information about the Company than do the members of the Committee; consequently, in carrying out its oversight responsibilities the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditors' work.

         The following functions shall be the common recurring activities of the Committee in carrying out its oversight responsibility. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

DOCUMENTS/REPORTS PREPARATION AND REVIEW

1. Review and reassess the adequacy of this Audit and Compliance Committee Charter (the "Charter") periodically, and at least annually, as conditions dictate. If the Committee determines that the Charter needs amendment, it will submit its proposals for amendments to the Board for approval.

2. Review, prior to the filing of the Company's Form 10-K, the annual audited financial statements of the Company. Review any significant disagreements among management and the independent auditors or the internal auditing department in connection with the preparation of the annual audited financial statements. This review should also include discussion with management and the independent auditors of significant issues regarding accounting principles, practices and judgments.

3. Review the quarterly financial results of the Company. Discuss any significant changes to the Company's accounting principles and any matters required to be communicated to the Committee by the independent auditors as required by Statement on Auditing Standards No. 61 ("SAS 61"). Review any significant disagreements among the management and the independent auditors or the internal auditing department in connection with the preparation of the quarterly financial statements. The Chair of the Committee may represent the entire Committee for purposes of this review.

4. Annually prepare, in conjunction with the Company's legal counsel and Chief Financial Officer, a report of the Committee to stockholders as required by the Securities and Exchange Commission (the "SEC"). This report must be included in the Company's annual proxy statement. At a minimum, this report must include disclosure that the Committee performed or received the following:

         - Reviewed and discussed the Company's annual audited financial statements and recommended to the Board that such audited financial statements be included in the Annual Report on Form 10-K for the preceding fiscal year for filing with the SEC;

         - Discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented; and

         - Received from the independent auditors the written disclosures and the letter from the independent auditors regarding the auditor's independence as required by Independent Standards Board Statement No. 1 ("ISB 1"), as may be modified or supplemented, and has discussed with the independent

5. Cooperate with management, the Board and the Company's legal counsel to certify to Nasdaq that the Committee has adopted a written charter, that the Committee complies with Nasdaq's structure and membership requirements, and that the Committee has performed its annual review and reassessment of the adequacy of the Charter.

INDEPENDENT AUDITORS

6. Recommend to the Board annually the selection of the independent auditors, considering the independence and effectiveness of the individual auditors, and approve the fees and other compensation to be paid to the independent auditors. The independent auditors are ultimately accountable to the Committee and the Board.

7. On an annual basis, ensure the receipt of, and review and discuss with the independent auditors all significant relationships included in, the report of the independent auditors to the Committee, as required under ISB 1, that the auditors have with the Company to determine if these relationships may impair the independent auditors' independence. In response to the report of the independent auditors to the Committee required under ISB 1, the Committee will review the independence and performance of the independent auditors. The Committee will approve any proposed dismissal of the independent auditors when circumstances warrant.

8. Periodically consult with the independent auditors out of the presence of management about internal controls, the completeness and accuracy of the Company's financial statements, and other appropriate matters.

9. Prior to the filing of the Company's Form 10-K, discuss certain matters with the independent auditors required to be communicated by the independent auditors to the Committee in accordance with SAS 61, as well as the results of the audit.

FINANCIAL REPORTING PROCESS

10. In consultation with the independent auditors and the internal auditors, review the integrity of the Company's financial reporting processes, both internal and external.

11. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

12. Consider any significant changes to the Company's accounting principles and practices as recommended by the independent auditors, management or the internal auditing department. Review any required disclosure pertaining to the effects to the Company's financial statements of significant changes in accounting principles and practices.

PROCESS IMPROVEMENT

13. Following completion of the annual audit, review separately with each of management, the independent auditors and the internal auditing department any significant difficulties encountered during the course of the audit if raised by the independent auditors, management or the internal auditing department, including any restrictions on the scope of work or access to required information.

CORPORATE AND LEGAL COMPLIANCE

14. At least annually, meet with the Vice President of Internal Audit and Compliance with oversight of the Company's ethics, compliance and corporate responsibility programs, for a report on the Company's ethics and compliance programs, including a review of any significant issues that may affect the financial reporting process and internal control system of the Company.

15. Review management's monitoring of the Company's compliance with the Company's Corporate Integrity Agreement.

16. Review, assess and make recommendations, if deemed necessary, regarding legal and regulatory issues that may have a material impact on the Company's financial statements, policies, and reporting requirements.

17. Review, assess and make recommendations, if deemed necessary, regarding management's compliance with applicable legal and regulatory requirements or findings and with the policies and decisions of the Board.

18. Review, with the Company's legal counsel, legal compliance matters including corporate securities trading policies.

19. Cooperate with management, the Board and the Company's legal counsel to ensure that the Charter is filed with the SEC at least every three years as an appendix to the Company's proxy statement for its annual meeting of stockholders in accordance with SEC rules and regulations.

20. Cooperate with management, the Board and the Company's legal counsel to ensure that the Company discloses in its proxy statement for its annual meeting of stockholders whether the Committee members are "Independent" as defined in Article II of this Charter and Nasdaq listing standards, and disclose certain information regarding any director of the Committee who is not "Independent."

21. Review, with the Company's legal counsel, any legal matter that could have a significant impact on the Company's financial statements, including the Company's compliance with applicable laws and regulations and inquiries received from regulators or governmental agencies.

22. Perform any other activities consistent with this Charter, the Company's Bylaws and Delaware General Corporation Law, as the Committee or the Board deems necessary or appropriate.

23. Receive reports from the Vice President of Internal Audit and Compliance in charge of the Company's internal audit department and review the internal audit plan at least annually.

24. Maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

                                      DETACH CARD
                               LIFEPOINT HOSPITALS, INC.

                            ANNUAL MEETING OF STOCKHOLDERS
                                     MAY 14, 2001
           The undersigned hereby authorizes and appoints Kenneth C. Donahey and William F. Carpenter III, or either of them, with power of substitution, as proxies to vote all stock of LifePoint Hospitals, Inc. (the "Company") owned by the undersigned at the annual meeting of stockholders to be held at the Nashville City Center, 511 Union Street, 25th Floor, Nashville, Tennessee, at 10:00 a.m., local time, on May 14, 2001, and any adjournment thereof, on the following matters as indicated below and such other business as may properly come before the meeting:

       1. ELECTION OF DIRECTORS:

    [ ]         FOR the election as director of both
                nominees listed:
                DeWitt Ezell, Jr. and William V. Lapham
                (except as marked to the contrary below).

    [ ] WITHHOLD AUTHORITY to vote for both nominees listed:
                DeWitt Ezell, Jr. and William V. Lapham.

          INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL NOMINEE, WRITE HIS OR HER NAME IN THE SPACE PROVIDED BELOW:

       -------------------------------------------------------------------------
       2. Approval of the Company's 1998 Long-Term Incentive Plan.

           [ ]  FOR                [ ]  AGAINST                [ ]  ABSTAIN

       3. Approval of the proposed amendment to the Company's 1998 Long-Term Incentive Plan to increase from 5,426,000 to 7,125,000 the number of shares of common stock authorized thereunder.

           [ ]  FOR                [ ]  AGAINST                [ ]  ABSTAIN

       4. Ratification of the appointment of Ernst & Young LLP as the independent auditors of the Company for 2001.

           [ ]  FOR                [ ]  AGAINST                [ ]  ABSTAIN

             IN THEIR DISCRETION, THE PROXIES NAMED ABOVE MAY VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                  THIS PROXY MUST BE DATED AND SIGNED ON THE REVERSE SIDE

P

                                  DETACH CARD

    This Proxy is solicited on behalf of the Company's Board of Directors.

    This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. A vote against any of the proposals will not count as a vote for adjournment of the annual meeting. If no direction is made, this proxy will be voted (i) FOR the election of both nominees as Class II directors of the Company, (ii) FOR the approval of the Company's 1998 Long-Term Incentive Plan, (iii) FOR the approval of the proposed amendment to the Company's 1998 Long-Term Incentive Plan, and (iv) FOR ratification of the appointment of Ernst & Young LLP as the independent auditors of the Company for 2001.

                                                              Dated:                                  , 2001
                                                                      -----------------------------

                                                              ------------------------------------------
                                                              Signature

                                                              ------------------------------------------
                                                              Signature if held jointly
                                                              Please sign exactly as your name appears on
                                                              this Proxy Card. When signing as an attorney,
                                                              executor, administrator, trustee or guardian,
                                                              please give full title as such. If a
                                                              corporation, please sign in full corporate name
                                                              by President or other authorized officer. If a
                                                              partnership, please sign in partnership name by
                                                              authorized person.

 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.